EXHIBIT 99.2

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended September 30, 2019

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2018. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Depreciation and Amortization for Real Estate Companies ("EBIDTAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this Supplemental package starting on page i.

BUSINESS DEVELOPMENTS
Disposition Activity

220 Central Park South ("220 CPS")

During the three months ended September 30, 2019, we closed on the sale of 14 condominium units at 220 CPS for net proceeds aggregating $348,759,000 resulting in a financial statement net gain of $130,888,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $21,853,000 of income tax expense was recognized on our consolidated statements of income. During the nine months ended September 30, 2019, we closed on the sale of 37 condominium units at 220 CPS for net proceeds of $1,039,493,000 resulting in a financial statement net gain of $400,500,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $71,590,000 of income tax expense was recognized on our consolidated statements of income. From inception to September 30, 2019, we closed on the sale of 48 units for aggregate net proceeds of $1,254,269,000. During the third quarter of 2019, we repaid the remaining $48,883,000 of the $950,000,000 220 CPS loan.
Lexington Realty Trust ("Lexington")

On March 1, 2019, we sold all of our 18,468,969 common shares of Lexington, realizing net proceeds of $167,698,000. We recorded a $16,068,000 mark-to-market increase in the fair value of our common shares for the period from January 1, 2019 through the date of sale, which is included in "interest and other investment income, net" on our consolidated statements of income for the nine months ended September 30, 2019.

Urban Edge Properties (“UE”)

On March 4, 2019, we converted to common shares and sold all of our 5,717,184 partnership units of UE, realizing net proceeds of $108,512,000. The sale resulted in a net gain of $62,395,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income for the nine months ended September 30, 2019.

BUSINESS DEVELOPMENTS
Disposition Activity - continued

Fifth Avenue and Times Square JV

On April 18, 2019 (the “Closing Date”), we entered into a transaction agreement (the “Transaction Agreement”) with a group of institutional investors (the “Investors”). The Transaction Agreement provides for a series of transactions (collectively, the “Transaction”) pursuant to which (i) prior to the Closing Date, we contributed our interests in properties located at 640 Fifth Avenue, 655 Fifth Avenue, 666 Fifth Avenue, 689 Fifth Avenue, 697-703 Fifth Avenue, 1535 Broadway and 1540 Broadway (collectively, the “Properties”) to subsidiaries of a newly formed joint venture (“Fifth Avenue and Times Square JV”) and (ii) on the Closing Date, transferred a 48.5% common interest in Fifth Avenue and Times Square JV to the Investors. The 48.5% common interest in the joint venture represents an effective 47.2% interest in the Properties (of which 45.4% was transferred from Vornado). The Properties include approximately 489,000 square feet of retail space, 327,000 square feet of office space, signage associated with 1535 and 1540 Broadway, the parking garage at 1540 Broadway and the theater at 1535 Broadway.

We retained the remaining 51.5% common interest in Fifth Avenue and Times Square JV which represents an effective 51.0% interest in the Properties and an aggregate $1.828 billion of preferred equity interests in certain of the properties. We also provided $500,000,000 of temporary preferred equity on 640 Fifth Avenue until May 23, 2019 when mortgage financing was completed. All of the preferred equity has an annual coupon of 4.25% for the first five years, increasing to 4.75% for the next five years and thereafter at a formulaic rate. It can be redeemed under certain conditions on a tax deferred basis.
Net cash proceeds from the Transaction were $1.179 billion, after (i) deductions for the defeasance of a $390,000,000 mortgage loan on 666 Fifth Avenue and the repayment of a $140,000,000 mortgage loan on 655 Fifth Avenue, (ii) proceeds from a $500,000,000 mortgage loan on 640 Fifth Avenue, described below, (iii) approximately $23,000,000 used to purchase noncontrolling investors' interests and (iv) approximately $53,000,000 of transaction costs (including $17,000,000 of costs related to the defeasance of the 666 Fifth Avenue mortgage loan).
We continue to manage and lease the Properties. We share control with the Investors over major decisions of the joint venture, including decisions regarding leasing, operating and capital budgets, and refinancings. Accordingly, we no longer hold a controlling financial interest in the Properties which has been transferred to the joint venture. As a result, our investment in Fifth Avenue and Times Square JV is accounted for under the equity method from the date of transfer. The Transaction valued the Properties at $5,556,000,000 resulting in a financial statement net gain of $2,571,099,000, before noncontrolling interest of $11,945,000, including the related step-up in our basis of the retained portion of the assets to fair value. The net gain is included in "net gain on transfer to Fifth Avenue and Times Square JV" on our consolidated statements of income for the nine months ended September 30, 2019. The gain for tax purposes was approximately $735,000,000.

On May 23, 2019, we received $500,000,000 from the redemption of our temporary preferred equity in 640 Fifth Avenue. The temporary preferred equity was redeemed from the proceeds of a $500,000,000 mortgage financing that was completed on the property. The five year loan, which is guaranteed by us, is interest only at LIBOR plus 1.01%. The interest rate was swapped for four years to a fixed rate of 3.07%.

330 Madison Avenue

On July 11, 2019, we sold our 25% interest in 330 Madison Avenue to our joint venture partner. We received net proceeds of approximately $100,000,000 after deducting our share of the existing $500,000,000 mortgage loan resulting in a financial statement net gain of $159,292,000. The net gain is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income for the three and nine months ended September 30, 2019. The gain for tax purposes was approximately $139,000,000.

3040 M Street

On September 18, 2019, we completed the $49,750,000 sale of 3040 M Street, a 44,000 square foot retail building in Washington, DC, which resulted in a net gain of $19,477,000 which is included in “net gains on disposition of wholly owned and partially owned assets” on our consolidated statements of income for the three and nine months ended September 30, 2019. The gain for tax purposes was approximately $19,000,000.

BUSINESS DEVELOPMENTS
Financing Activity

On January 28, 2019, a joint venture, in which we have a 45.1% interest, completed a $167,500,000 refinancing of 61 Ninth Avenue, a 166,000 square foot office and retail property in the Meatpacking district of Manhattan which is fully leased to Aetna and Starbucks. The seven-year interest only loan carries a rate of LIBOR plus 1.35% (3.40% as of September 30, 2019) and matures in January 2026. We realized net proceeds of approximately $31,000,000. The loan replaces the previous $90,000,000 construction loan that bore interest at LIBOR plus 3.05% and was scheduled to mature in 2021.

On February 4, 2019, we completed a $95,700,000 refinancing of 435 Seventh Avenue, a 43,000 square foot Manhattan retail property. The interest-only loan carries a rate of LIBOR plus 1.30% (3.37% as of September 30, 2019) and matures in 2024. The recourse loan replaces the previous $95,700,000 loan that bore interest at LIBOR plus 2.25% and was scheduled to mature in August 2019.

On February 12, 2019, we completed a $580,000,000 refinancing of 100 West 33rd Street, a 1.1 million square foot Manhattan property comprised of 859,000 square feet of office space and the 256,000 square foot Manhattan Mall. The interest-only loan carries a rate of LIBOR plus 1.55% (3.62% as of September 30, 2019) and matures in April 2024, with two one-year extension options. The loan replaces the previous $580,000,000 loan that bore interest at LIBOR plus 1.65% and was scheduled to mature in July 2020.

On March 1, 2019, we called for redemption all of our $400,000,000 5.00% senior unsecured notes. The notes, which were scheduled to mature in January 2022, were redeemed on April 1, 2019 at a redemption price of 105.51% of the principal amount plus accrued interest. In connection therewith, we expensed $22,540,000 relating to debt prepayment costs which is included in "interest and debt expense" on our consolidated statements of income for the nine months ended September 30, 2019.

On March 26, 2019, we increased to $1.5 billion (from $1.25 billion) and extended to March 2024 (as fully extended) from February 2022 one of our two unsecured revolving credit facilities. The interest rate on the extended facility was lowered from LIBOR plus 1.00% to LIBOR plus 0.90%. The facility fee remains unchanged at 20 basis points.

On May 24, 2019, we extended our $375,000,000 mortgage loan on 888 Seventh Avenue, a 886,000 square foot Manhattan office building, from December 2020 to December 2025. The interest rate on the extended mortgage loan is LIBOR plus 1.70% (3.73% as of September 30, 2019). Pursuant to an existing swap agreement, the interest rate on the $375,000,000 mortgage loan has been swapped to 3.25% through December 2020.

On June 28, 2019, a joint venture, in which we have a 55% interest, completed a $145,700,000 refinancing of 512 West 22nd Street, a 173,000 square foot office building in the West Chelsea submarket of Manhattan, of which $106,425,000 was outstanding as of September 30, 2019. The four-year interest only loan carries a rate of LIBOR plus 2.00% (4.05% as of September 30, 2019) and matures in June 2023 with a one-year extension option. The loan replaces the previous $126,000,000 construction loan that bore interest at LIBOR plus 2.65% and was scheduled to mature in 2019.

On July 25, 2019, a joint venture, in which we have a 50% interest, completed a $60,000,000 refinancing of 825 Seventh Avenue, a 165,000 square foot office building on the corner of 53rd Street and Seventh Avenue, of which $28,882,000 was outstanding as of September 30, 2019. The interest-only loan carries a rate of LIBOR plus 1.65% (3.78% as of September 30, 2019) and matures in 2022 with a one-year extension option. The loan replaces the previous $20,500,000 loan that bore interest at LIBOR plus 1.40% and was scheduled to mature in September 2019.

On September 5, 2019, a consolidated joint venture, in which we have a 50% interest, completed a $75,000,000 refinancing of 606 Broadway, a 35,000 square foot office and retail building on the northeast corner of Broadway and Houston Street in Manhattan, of which $67,500,000 was outstanding as of September 30, 2019. The interest-only loan carries a rate of LIBOR plus 1.80% (3.85% as of September 30, 2019) and matures in 2024. In connection therewith, the joint venture purchased an interest rate cap that caps LIBOR at a rate of 4.00%. The loan replaces the previous $65,000,000 construction loan. The construction loan bore interest at LIBOR plus 3.00% and was scheduled to mature in May 2021.

On September 27, 2019, we repaid the $575,000,000 mortgage loan on PENN2 with proceeds from our unsecured revolving credit facilities. The mortgage loan was scheduled to mature in December 2021, as fully extended. PENN2 is a 1,795,000 square foot office building located on the west side of 7th Avenue between 31st and 33rd Street currently under redevelopment.

BUSINESS DEVELOPMENTS
Third Quarter Leasing Activity

197,000 square feet of New York Office space (171,000 square feet at share) at an initial rent of $80.44 per square foot and a weighted average lease term of 6.5 years. The GAAP and cash mark-to-market rent on the 108,000 square feet of second generation space were positive 28.5% and 22.7%, respectively. Tenant improvements and leasing commissions were $13.13 per square foot per annum, or 16.3% of initial rent.

26,000 square feet of New York Retail space (24,000 square feet at share) at an initial rent of $145.54 per square foot and a weighted average lease term of 5.4 years. The GAAP and cash mark-to-market rent on the 17,000 square feet of second generation space were positive 15.6% and 6.2%, respectively. Tenant improvements and leasing commissions were $8.31 per square foot per annum, or 5.7% of initial rent.

45,000 square feet at theMART at an initial rent of $48.54 per square foot and a weighted average lease term of 5.5 years. The GAAP and cash mark-to-market rent on the 43,000 square feet of second generation space were positive 14.9% and 6.7%, respectively. Tenant improvements and leasing commissions were $10.12 per square foot per annum, or 20.9% of initial rent.

50,000 square feet at 555 California Street (35,000 square feet at share) at an initial rent of $96.54 per square foot and a weighted average lease term of 8.5 years. The GAAP and cash mark-to-market rent on the 29,000 square feet of second generation space were positive 64.5% and 39.3%, respectively. Tenant improvements and leasing commissions were $9.94 per square foot per annum, or 10.3% of initial rent.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2019
	2019	2018		2019	2018
Total revenues	$465,961	$542,048	$463,103	$1,463,732	$1,620,303

Net income attributable to common shareholders	$322,906	$190,645	$2,400,195	$2,904,589	$284,338
Per common share:
Basic	$1.69	$1.00	$12.58	$15.22	$1.50
Diluted	$1.69	$1.00	$12.56	$15.20	$1.49

Net income attributable to common shareholders, as adjusted (non-GAAP)	$52,624	$64,806	$42,552	$120,372	$189,307
Per diluted share (non-GAAP)	$0.28	$0.34	$0.22	$0.63	$0.99

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$170,966	$184,280	$173,775	$494,936	$543,531
Per diluted share (non-GAAP)	$0.89	$0.96	$0.91	$2.59	$2.84

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$279,509	$189,987	$164,329	$691,522	$519,640
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$297,837	$202,168	$175,013	$736,382	$552,837
Per diluted share (non-GAAP)	$1.46	$0.99	$0.86	$3.62	$2.72

Dividends per common share	$0.66	$0.63	$0.66	$1.98	$1.89

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	74.2%	65.6%	72.5%	76.4%	66.5%
FAD payout ratio	104.8%	81.8%	95.7%	95.7%	88.3%

Weighted average shares used in determining FFO attributable to common shareholders plus assumed conversions per diluted share (REIT basis)	191,024	191,327	191,058	191,024	191,186
Convertible units:
Class A	12,195	11,858	12,143	12,141	11,857
Equity awards - unit equivalents	331	409	279	251	357
Weighted average shares used in determining FFO attributable to Class A unitholders plus assumed conversions per diluted share (OP Basis)	203,550	203,594	203,480	203,416	203,400

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	September 30,			June 30, 2019
	2019	2018	Variance
Property rentals(1)	$372,186	$427,030	$(54,844)	$368,165
Tenant expense reimbursements(1)	55,772	66,387	(10,615)	51,084
Amortization of acquired below-market leases, net	4,393	10,373	(5,980)	4,643
Straight-lining of rents	(4,713)	157	(4,870)	(2,593)
Total rental revenues	427,638	503,947	(76,309)	421,299
Fee and other income:
BMS cleaning fees	30,677	28,873	1,804	32,570
Management and leasing fees	3,326	4,734	(1,408)	4,500
Other income	4,320	4,494	(174)	4,734
Total revenues	465,961	542,048	(76,087)	463,103
Operating expenses	(226,359)	(235,575)	9,216	(220,752)
Depreciation and amortization	(96,437)	(113,169)	16,732	(113,035)
General and administrative	(33,237)	(31,977)	(1,260)	(38,872)
Expense from deferred compensation plan liability	(974)	(1,861)	887	(1,315)
Transaction related costs, impairment losses and other	(1,576)	(2,510)	934	(101,590)
Total expenses	(358,583)	(385,092)	26,509	(475,564)
Income from partially owned entities(2)	25,946	7,206	18,740	22,873
Income (loss) from real estate fund investments	2,190	(190)	2,380	(15,803)
Interest and other investment income, net	3,045	2,893	152	7,840
Income from deferred compensation plan assets	974	1,861	(887)	1,315
Interest and debt expense	(61,448)	(88,951)	27,503	(63,029)
Net gain on transfer to Fifth Avenue and Times Square JV	—	—	—	2,571,099
Net gains on disposition of wholly owned and partially owned assets	309,657	141,269	168,388	111,713
Income before income taxes	387,742	221,044	166,698	2,623,547
Income tax expense	(23,885)	(1,943)	(21,942)	(26,914)
Income from continuing operations	363,857	219,101	144,756	2,596,633
(Loss) income from discontinued operations	(8)	61	(69)	60
Net income	363,849	219,162	144,687	2,596,693
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(5,774)	(3,312)	(2,462)	(21,451)
Operating Partnership	(22,637)	(12,671)	(9,966)	(162,515)
Net income attributable to Vornado	335,438	203,179	132,259	2,412,727
Preferred share dividends	(12,532)	(12,534)	2	(12,532)
Net income attributable to common shareholders	$322,906	$190,645	$132,261	$2,400,195

Capitalized expenditures:
Leasing payroll(3)	$—	$1,444	$(1,444)	$—
Development payroll	2,158	2,771	(613)	5,923
Interest and debt expense	16,047	18,238	(2,191)	19,812
_________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

(2)	Beginning April 18, 2019, "income from partially owned entities" includes the previously consolidated properties contributed to Fifth Avenue and Times Square JV.

(3)	Beginning January 1, 2019, we no longer capitalize internal leasing costs in accordance with Accounting Standard Update 2016-02, Leases.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Nine Months Ended September 30,
	2019	2018	Variance
Property rentals(1)	$1,168,731	$1,280,506	$(111,775)
Tenant expense reimbursements(1)	172,968	185,009	(12,041)
Amortization of acquired below-market leases, net	15,561	31,480	(15,919)
Straight-lining of rents	(8,446)	10,279	(18,725)
Total rental revenues	1,348,814	1,507,274	(158,460)
Fee and other income:
BMS cleaning fees	93,032	88,095	4,937
Management and leasing fees	10,063	10,205	(142)
Other income	11,823	14,729	(2,906)
Total revenues	1,463,732	1,620,303	(156,571)
Operating expenses	(694,006)	(709,158)	15,152
Depreciation and amortization	(326,181)	(333,701)	7,520
General and administrative	(130,129)	(108,937)	(21,192)
Expense from deferred compensation plan liability	(7,722)	(3,534)	(4,188)
Transaction related costs, impairment losses and other	(103,315)	(16,683)	(86,632)
Total expenses	(1,261,353)	(1,172,013)	(89,340)
Income from partially owned entities(2)	56,139	6,059	50,080
Loss from real estate fund investments	(13,780)	(37,973)	24,193
Interest and other investment income, net	15,930	9,401	6,529
Income from deferred compensation plan assets	7,722	3,534	4,188
Interest and debt expense	(226,940)	(264,774)	37,834
Net gain on transfer to Fifth Avenue and Times Square JV	2,571,099	—	2,571,099
Net gains on disposition of wholly owned and partially owned assets	641,664	164,828	476,836
Income before income taxes	3,254,213	329,365	2,924,848
Income tax expense	(80,542)	(4,964)	(75,578)
Income from continuing operations	3,173,671	324,401	2,849,270
(Loss) income from discontinued operations	(85)	381	(466)
Net income	3,173,586	324,782	2,848,804
Less net (income) loss attributable to noncontrolling interests in:
Consolidated subsidiaries	(34,045)	31,137	(65,182)
Operating Partnership	(197,354)	(18,992)	(178,362)
Net income attributable to Vornado	2,942,187	336,927	2,605,260
Preferred share dividends	(37,598)	(38,103)	505
Preferred share issuance costs	—	(14,486)	14,486
Net income attributable to common shareholders	$2,904,589	$284,338	$2,620,251

Capitalized expenditures:
Leasing payroll(3)	$—	$3,883	$(3,883)
Development payroll	12,673	7,996	4,677
Interest and debt expense	59,184	49,718	9,466
_________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

(2)	Beginning April 18, 2019, "income from partially owned entities" includes the previously consolidated properties contributed to Fifth Avenue and Times Square JV.

(3)	Beginning January 1, 2019, we no longer capitalize internal leasing costs in accordance with Accounting Standard Update 2016-02, Leases.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30, 2019
	Total	New York	Other
Property rentals(1)	$372,186	$298,096	$74,090
Tenant expense reimbursements(1)	55,772	44,105	11,667
Amortization of acquired below-market leases, net	4,393	4,083	310
Straight-lining of rents	(4,713)	(3,510)	(1,203)
Total rental revenues	427,638	342,774	84,864
Fee and other income:
BMS cleaning fees	30,677	32,787	(2,110)
Management and leasing fees	3,326	3,746	(420)
Other income	4,320	1,261	3,059
Total revenues	465,961	380,568	85,393
Operating expenses	(226,359)	(188,159)	(38,200)
Depreciation and amortization	(96,437)	(73,972)	(22,465)
General and administrative	(33,237)	(12,355)	(20,882)
Expense from deferred compensation plan liability	(974)	—	(974)
Transaction related costs, impairment losses and other	(1,576)	—	(1,576)
Total expenses	(358,583)	(274,486)	(84,097)
Income from partially owned entities	25,946	23,726	2,220
Income from real estate fund investments	2,190	—	2,190
Interest and other investment income, net	3,045	1,292	1,753
Income from deferred compensation plan assets	974	—	974
Interest and debt expense	(61,448)	(42,269)	(19,179)
Net gains on disposition of wholly owned and partially owned assets	309,657	178,769	130,888
Income before income taxes	387,742	267,600	120,142
Income tax expense	(23,885)	(1,473)	(22,412)
Income from continuing operations	363,857	266,127	97,730
Loss from discontinued operations	(8)	—	(8)
Net income	363,849	266,127	97,722
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(5,774)	(2,568)	(3,206)
Net income attributable to Vornado Realty L.P.	358,075	$263,559	$94,516
Less net income attributable to noncontrolling interests in the Operating Partnership	(22,595)
Preferred unit distributions	(12,574)
Net income attributable to common shareholders	$322,906
For the three months ended September 30, 2018:
Net income attributable to Vornado Realty L.P.	$215,850	$99,833	$116,017
Net income attributable to common shareholders	$190,645
_________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Nine Months Ended September 30, 2019
	Total	New York	Other
Property rentals(1)	$1,168,731	$936,161	$232,570
Tenant expense reimbursements(1)	172,968	140,634	32,334
Amortization of acquired below-market leases, net	15,561	14,833	728
Straight-lining of rents	(8,446)	(5,430)	(3,016)
Total rental revenues	1,348,814	1,086,198	262,616
Fee and other income:
BMS cleaning fees	93,032	99,488	(6,456)
Management and leasing fees	10,063	10,469	(406)
Other income	11,823	4,079	7,744
Total revenues	1,463,732	1,200,234	263,498
Operating expenses	(694,006)	(574,073)	(119,933)
Depreciation and amortization	(326,181)	(258,262)	(67,919)
General and administrative	(130,129)	(45,591)	(84,538)
Expense from deferred compensation plan liability	(7,722)	—	(7,722)
Transaction related costs, impairment losses and other	(103,315)	(101,360)	(1,955)
Total expenses	(1,261,353)	(979,286)	(282,067)
Income from partially owned entities	56,139	50,252	5,887
Loss from real estate fund investments	(13,780)	—	(13,780)
Interest and other investment income, net	15,930	4,088	11,842
Income from deferred compensation plan assets	7,722	—	7,722
Interest and debt expense	(226,940)	(140,744)	(86,196)
Net gain on transfer to Fifth Avenue and Times Square JV	2,571,099	2,571,099	—
Net gains on disposition of wholly owned and partially owned assets	641,664	178,769	462,895
Income before income taxes	3,254,213	2,884,412	369,801
Income tax expense	(80,542)	(4,185)	(76,357)
Income from continuing operations	3,173,671	2,880,227	293,444
Loss from discontinued operations	(85)	—	(85)
Net income	3,173,586	2,880,227	293,359
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(34,045)	(18,710)	(15,335)
Net income attributable to Vornado Realty L.P.	3,139,541	$2,861,517	$278,024
Less net income attributable to noncontrolling interests in the Operating Partnership	(197,230)
Preferred unit distributions	(37,722)
Net income attributable to common shareholders	$2,904,589
For the nine months ended September 30, 2018:
Net income (loss) attributable to Vornado Realty L.P.	$355,919	$300,380	$55,539
Net income attributable to common shareholders	$284,338
_________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30, 2019
	Total	New York(1)	Other
Total revenues	$465,961	$380,568	$85,393
Operating expenses	226,359	188,159	38,200
NOI - consolidated	239,602	192,409	47,193
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(18,096)	(9,574)	(8,522)
Add: NOI from partially owned entities	86,024	82,649	3,375
NOI at share	307,530	265,484	42,046
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(4,037)	(5,560)	1,523
NOI at share - cash basis	$303,493	$259,924	$43,569

	For the Three Months Ended September 30, 2018
	Total	New York	Other
Total revenues	$542,048	$462,446	$79,602
Operating expenses	235,575	200,949	34,626
NOI - consolidated	306,473	261,497	44,976
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,943)	(11,348)	(5,595)
Add: NOI from partially owned entities	60,094	47,179	12,915
NOI at share	349,624	297,328	52,296
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(8,743)	(9,125)	382
NOI at share - cash basis	$340,881	$288,203	$52,678

	For the Three Months Ended June 30, 2019
	Total	New York(1)	Other
Total revenues	$463,103	$376,381	$86,722
Operating expenses	220,752	187,819	32,933
NOI - consolidated	242,351	188,562	53,789
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(16,416)	(10,030)	(6,386)
Add: NOI from partially owned entities	82,974	79,170	3,804
NOI at share	308,909	257,702	51,207
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	9,748	8,437	1,311
NOI at share - cash basis	$318,657	$266,139	$52,518
________________________________________

(1)	Reflects the transfer of 45.4% of common equity in the properties contributed to the Fifth Avenue and Times Square JV on April 18, 2019.

See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Nine Months Ended September 30, 2019
	Total	New York(1)	Other
Total revenues	$1,463,732	$1,200,234	$263,498
Operating expenses	694,006	574,073	119,933
NOI - consolidated	769,726	626,161	143,565
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(51,915)	(31,011)	(20,904)
Add: NOI from partially owned entities	236,400	211,394	25,006
NOI at share	954,211	806,544	147,667
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	530	(3,741)	4,271
NOI at share - cash basis	$954,741	$802,803	$151,938

	For the Nine Months Ended September 30, 2018
	Total	New York	Other
Total revenues	$1,620,303	$1,369,482	$250,821
Operating expenses	709,158	599,768	109,390
NOI - consolidated	911,145	769,714	141,431
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(51,415)	(34,653)	(16,762)
Add: NOI from partially owned entities	193,359	146,730	46,629
NOI at share	1,053,089	881,791	171,298
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(39,172)	(39,161)	(11)
NOI at share - cash basis	$1,013,917	$842,630	$171,287
________________________________________

(1)	Reflects the transfer of 45.4% of common equity in the properties contributed to the Fifth Avenue and Times Square JV on April 18, 2019.

See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2019
	2019	2018		2019	2018
NOI at share:
New York:
Office(1)	$177,469	$184,146	$179,592	$540,601	$556,169
Retail(1)	68,159	92,858	57,063	213,489	267,876
Residential	5,575	5,202	5,908	17,528	17,681
Alexander's Inc ("Alexander's")	11,269	10,626	11,108	33,699	34,110
Hotel Pennsylvania	3,012	4,496	4,031	1,227	5,955
Total New York	265,484	297,328	257,702	806,544	881,791

Other:
theMART	24,862	25,257	30,974	79,359	79,948
555 California Street	15,265	13,515	15,358	45,124	40,686
Other investments	1,919	13,524	4,875	23,184	50,664
Total Other	42,046	52,296	51,207	147,667	171,298

NOI at share	$307,530	$349,624	$308,909	$954,211	$1,053,089

NOI at share - cash basis:
New York:
Office(1)	$174,796	$181,575	$178,806	$537,972	$540,484
Retail(1)	65,636	84,976	66,726	213,298	243,704
Residential	5,057	5,358	5,303	16,131	16,420
Alexander's	11,471	11,774	11,322	34,320	35,911
Hotel Pennsylvania	2,964	4,520	3,982	1,082	6,111
Total New York	259,924	288,203	266,139	802,803	842,630

Other:
theMART	26,588	26,234	31,984	83,484	81,312
555 California Street	15,325	13,070	15,595	45,665	39,704
Other investments	1,656	13,374	4,939	22,789	50,271
Total Other	43,569	52,678	52,518	151,938	171,287

NOI at share - cash basis	$303,493	$340,881	$318,657	$954,741	$1,013,917
________________________________________

(1)	Reflects the transfer of 45.4% of common equity in the properties contributed to the Fifth Avenue and Times Square JV on April 18, 2019.

SAME STORE NOI AT SHARE AND NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York(2)	theMART	555 California Street
Same store NOI at share % increase (decrease)(1):
Three months ended September 30, 2019 compared to September 30, 2018	0.9%	0.5%	(2.8)%	13.9%
Nine months ended September 30, 2019 compared to September 30, 2018	0.6%	(0.2)%	2.2%	11.9%
Three months ended September 30, 2019 compared to June 30, 2019	(0.8)%	1.9%	(21.2)%	(1.1)%

Same store NOI at share - cash basis % increase (decrease)(1):
Three months ended September 30, 2019 compared to September 30, 2018	1.0%	0.3%	(1.0)%	17.7%
Nine months ended September 30, 2019 compared to September 30, 2018	2.7%	1.6%	5.5%	15.7%
Three months ended September 30, 2019 compared to June 30, 2019	(2.7)%	(0.4)%	(19.3)%	(2.2)%
____________________

(1)	See pages viii through xiii in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
		Increase
(2)	Excluding Hotel Pennsylvania, same store NOI at share % increase:
	Three months ended September 30, 2019 compared to September 30, 2018	1.2%
	Nine months ended September 30, 2019 compared to September 30, 2018	0.4%
	Three months ended September 30, 2019 compared to June 30, 2019	2.4%

	Excluding Hotel Pennsylvania, same store NOI at share - cash basis % increase:
	Three months ended September 30, 2019 compared to September 30, 2018	1.0%
	Nine months ended September 30, 2019 compared to September 30, 2018	2.4%
	Three months ended September 30, 2019 compared to June 30, 2019	0.1%

NOI AT SHARE BY REGION (unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2019	2018	2019	2018
Region:
New York City metropolitan area	87%	88%	86%	88%
Chicago, IL	8%	8%	9%	8%
San Francisco, CA	5%	4%	5%	4%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	September 30, 2019	December 31, 2018
ASSETS
Real estate, at cost:
Land	$2,602,039	$3,306,280	$(704,241)
Buildings and improvements	7,888,950	10,110,992	(2,222,042)
Development costs and construction in progress	1,805,846	2,266,491	(460,645)
Moynihan Train Hall development expenditures	791,703	445,693	346,010
Leasehold improvements and equipment	121,164	108,427	12,737
Total	13,209,702	16,237,883	(3,028,181)
Less accumulated depreciation and amortization	(2,945,107)	(3,180,175)	235,068
Real estate, net	10,264,595	13,057,708	(2,793,113)
Right-of-use assets	370,604	—	370,604
Cash and cash equivalents	1,132,491	570,916	561,575
Restricted cash	113,065	145,989	(32,924)
Marketable securities	35,751	152,198	(116,447)
Tenant and other receivables	99,499	73,322	26,177
Investments in partially owned entities	4,023,820	858,113	3,165,707
Real estate fund investments	306,596	318,758	(12,162)
220 Central Park South condominium units ready for sale	288,135	99,627	188,508
Receivable arising from the straight-lining of rents	743,646	935,131	(191,485)
Deferred leasing costs, net	360,608	400,313	(39,705)
Identified intangible assets, net	30,773	136,781	(106,008)
Other assets	446,516	431,938	14,578
Total Assets	$18,216,099	$17,180,794	$1,035,305
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,640,895	$8,167,798	$(2,526,903)
Senior unsecured notes, net	445,668	844,002	(398,334)
Unsecured term loan, net	745,585	744,821	764
Unsecured revolving credit facilities	655,000	80,000	575,000
Lease liabilities	490,978	—	490,978
Moynihan Train Hall obligation	791,703	445,693	346,010
Accounts payable and accrued expenses	453,331	430,976	22,355
Deferred revenue	62,583	167,730	(105,147)
Deferred compensation plan	99,677	96,523	3,154
Other liabilities	266,090	311,806	(45,716)
Total liabilities	9,651,510	11,289,349	(1,637,839)
Redeemable noncontrolling interests	854,333	783,562	70,771
Shareholders' equity	7,075,072	4,465,231	2,609,841
Noncontrolling interests in consolidated subsidiaries	635,184	642,652	(7,468)
Total liabilities, redeemable noncontrolling interests and equity	$18,216,099	$17,180,794	$1,035,305

LEASING ACTIVITY (unaudited)
(Square feet in thousands)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Three Months Ended September 30, 2019
Total square feet leased	197	26	45	50
Our share of square feet leased:	171	24	45	35
Initial rent(1)	$80.44	$145.54	$48.54	$96.54
Weighted average lease term (years)	6.5	5.4	5.5	8.5
Second generation relet space:
Square feet	108	17	43	29
GAAP basis:
Straight-line rent(2)	$77.33	$135.49	$46.46	$108.38
Prior straight-line rent	$60.16	$117.16	$40.42	$65.87
Percentage increase	28.5%	15.6%	14.9%	64.5%
Cash basis (non-GAAP):
Initial rent(1)	$78.77	$131.49	$47.87	$97.41
Prior escalated rent	$64.22	$123.82	$44.88	$69.94
Percentage increase	22.7%	6.2%	6.7%	39.3%
Tenant improvements and leasing commissions:
Per square foot	$85.35	$44.85	$55.67	$84.46
Per square foot per annum	$13.13	$8.31	$10.12	$9.94
Percentage of initial rent	16.3%	5.7%	20.9%	10.3%
____________________
See notes on following page.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Nine Months Ended September 30, 2019
Total square feet leased	814	144	234	141
Our share of square feet leased:	676	134	234	99
Initial rent(1)	$78.81	$143.61	$49.24	$87.56
Weighted average lease term (years)	7.9	11.7	6.3	6.3
Second generation relet space:
Square feet	499	119	230	93
GAAP basis:
Straight-line rent(2)	$74.22	$149.93	$48.22	$92.50
Prior straight-line rent	$69.48	$117.94	$42.83	$58.57
Percentage increase	6.8%	27.1%	12.6%	57.9%
Cash basis (non-GAAP):
Initial rent(1)	$75.62	$137.36	$49.08	$87.29
Prior escalated rent	$71.28	$126.86	$46.18	$66.31
Percentage increase	6.1%	8.3%	6.3%	31.6%
Tenant improvements and leasing commissions:
Per square foot	$82.88	$51.02	$35.42	$57.71
Per square foot per annum	$10.49	$4.36	$5.62	$9.16
Percentage of initial rent	13.3%	3.0%	11.4%	10.5%
____________________

(1)
Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office:	Month to Month	17,000	$1,001,000	$58.88	0.1%

	Fourth Quarter 2019	85,000	6,144,000	72.28	0.5%

	First Quarter 2020	522,000	32,895,000	63.02	2.9%
	Second Quarter 2020	215,000	15,915,000	74.02	1.4%
	Third Quarter 2020	177,000	14,918,000	84.28	1.3%
	Fourth Quarter 2020	141,000	9,839,000	69.78	0.9%
	Total 2020	1,055,000	73,567,000	69.80	6.5%
	2021	1,141,000	90,217,000	79.07	7.9%
	2022	692,000	46,310,000	66.92	4.1%
	2023	1,986,000	165,032,000	83.10	14.5%
	2024	1,458,000	119,851,000	82.20	10.5%
	2025	794,000	60,968,000	76.79	5.3%
	2026	1,199,000	91,501,000	76.31	8.0%
	2027	1,091,000	79,564,000	72.93	7.0%
	2028	900,000	63,210,000	70.23	5.4%
	2029	676,000	55,054,000	81.44	4.8%
	Thereafter	4,328,000	289,647,000	66.92	25.4%

Retail:	Month to Month	51,000	$6,173,000	$121.04	1.9%

	Fourth Quarter 2019	41,000	8,403,000	204.95	2.6%

	First Quarter 2020	17,000	4,590,000	270.00	1.4%
	Second Quarter 2020	42,000	5,000,000	119.05	1.6%
	Third Quarter 2020	4,000	1,613,000	403.25	0.5%
	Fourth Quarter 2020	14,000	1,570,000	112.14	0.5%
	Total 2020	77,000	12,773,000	165.90	4.0%
	2021	90,000	10,975,000	121.94	3.4%
	2022	25,000	6,648,000	265.92	2.1%
	2023	64,000	31,020,000	484.69	9.7%
	2024	230,000	52,394,000	227.80	16.4%
	2025	40,000	13,648,000	341.20	4.3%
	2026	78,000	27,440,000	351.79	8.6%
	2027	24,000	18,158,000	756.58	5.7%
	2028	25,000	12,673,000	506.92	3.9%
	2029	201,000	39,267,000	195.36	12.3%
	Thereafter	592,000	80,343,000	135.71	25.1%
____________________

(1)	Excludes storage, vacancy and other.

LEASE EXPIRATIONS (unaudited) theMART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	8,000	$463,000	$57.88	0.3%

	Fourth Quarter 2019	43,000	2,221,000	51.65	1.3%

	First Quarter 2020	139,000	6,246,000	44.94	3.8%
	Second Quarter 2020	31,000	1,568,000	50.58	1.0%
	Third Quarter 2020	76,000	3,663,000	48.20	2.2%
	Fourth Quarter 2020	42,000	2,230,000	53.10	1.4%
	Total 2020	288,000	13,707,000	47.59	8.4%
	2021	304,000	14,734,000	48.47	8.9%
	2022	608,000	29,154,000	47.95	17.7%
	2023	302,000	15,314,000	50.71	9.3%
	2024	317,000	15,407,000	48.60	9.4%
	2025	308,000	16,015,000	52.00	9.7%
	2026	295,000	14,257,000	48.33	8.7%
	2027	108,000	5,384,000	49.85	3.3%
	2028	642,000	27,710,000	43.16	16.7%
	2029	61,000	2,810,000	46.07	1.7%
	Thereafter	168,000	7,590,000	45.18	4.6%
____________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	3,000	$258,000	$89.00	0.3%

	Fourth Quarter 2019	—	—	—	—%

	First Quarter 2020	—	—	—	—%
	Second Quarter 2020	9,000	897,000	99.67	0.9%
	Third Quarter 2020	25,000	1,434,000	57.36	1.4%
	Fourth Quarter 2020	7,000	653,000	93.29	0.7%
	Total 2020	41,000	2,984,000	72.78	3.0%
	2021	76,000	5,629,000	74.07	5.6%
	2022	36,000	2,923,000	81.19	2.9%
	2023	133,000	9,801,000	73.69	9.8%
	2024	51,000	4,860,000	95.29	4.9%
	2025	411,000	31,313,000	76.19	31.4%
	2026	140,000	10,991,000	78.51	11.0%
	2027	69,000	5,993,000	86.86	6.0%
	2028	20,000	1,534,000	76.70	1.5%
	2029	74,000	6,874,000	92.89	6.9%
	Thereafter	194,000	16,670,000	85.93	16.7%
____________________
(1)    Excludes storage, vacancy and other.

TRAILING TWELVE MONTH PRO-FORMA CASH NET OPERATING INCOME AT SHARE (unaudited)
(Amounts in thousands)

	For the Trailing Twelve Months Ended September 30, 2019					For the Trailing Twelve Months Ended June 30, 2019
		Adjustment for Transfer of 45.4% Interest in Fifth Avenue and Times Square JV(1)
	NOI at Share - Cash Basis		Adjustments		Pro Forma NOI at Share - Cash Basis	Pro Forma NOI at Share - Cash Basis
Office:
New York	$723,596	$(13,644)	$(36,124)	(2)	$673,828	$672,676
theMART	96,242	—	8,997	(3)	105,239	104,885
555 California Street	59,449	—	—		59,449	57,194
Total Office	879,287	(13,644)	(27,127)		838,516	834,755
New York - Retail	293,813	(46,221)	(17,446)	(4)	230,146	234,267
New York - Residential	21,787	—	—		21,787	22,088
	$1,194,887	$(59,865)	$(44,573)		$1,090,449	$1,091,110
____________________________

(1)	Adjusts October 1, 2018 through April 18, 2019 to reflect new ownership interests in the properties contributed to Fifth Avenue and Times Square JV.

(2)	Adjustment to deduct $27,057 of BMS NOI for the trailing twelve months ended September 30, 2019 and $9,067 of 330 Madison Avenue NOI (sold on July 11, 2019).

(3)	Adjustment to offset the accrual in Q4 2018 for the annual real estate tax increase which is billed to tenants throughout 2019.

(4)	Primarily adjusting for Topshop at 608 Fifth Avenue and the sale of 3040 M Street.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and unit amounts)
			As of September 30, 2019
Debt (contractual balances) (non-GAAP):
Consolidated debt (1):
Mortgages payable			$5,673,671
Senior unsecured notes			450,000
$750 Million unsecured term loan			750,000
$2.75 Billion unsecured revolving credit facilities			655,000
			7,528,671
Pro rata share of debt of non-consolidated entities(2)(3)			2,807,187
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(484,275)
			9,851,583	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (141,400 units @ $25 per unit)			3,535
5.70% Series K preferred shares	12,000	$25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
			924,035	(B)

	Converted Shares	September 30, 2019 Common Share Price
Equity:
Common shares	190,850	$63.67	12,151,420
Class A units	12,185	63.67	775,819
Convertible share equivalents:
Equity awards - unit equivalents	1,162	63.67	73,985
D-13 preferred units	733	63.67	46,670
G1-G4 units	61	63.67	3,884
Series A preferred shares	34	63.67	2,165
			13,053,943	(C)
Total Market Capitalization (A+B+C)			$23,829,561
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

(2)
As a result of the bankruptcy plan of reorganization for Toys "R" Us, Inc. ("Toys") being declared effective and our stock in Toys being canceled, we no longer hold an investment in Toys. Accordingly, no Toys debt is included in our pro rata share of debt of non-consolidated entities.

(3)
Our pro rata share of debt of non-consolidated entities is net of our $63,409 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Third Quarter 2019	Second Quarter 2019	First Quarter 2019	Fourth Quarter 2018
High price	$66.72	$70.45	$70.54	$73.06
Low price	$58.60	$62.87	$59.95	$59.48
Closing price - end of quarter	$63.67	$64.10	$67.44	$62.03

Annualized dividend per share	$2.64	$2.64	$2.64	$2.52

Annualized dividend yield - on closing price	4.1%	4.1%	3.9%	4.1%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	205,024	205,011	204,336	203,930

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$13.1 Billion	$13.1 Billion	$13.8 Billion	$12.6 Billion

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of September 30, 2019
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$7,528,671	3.53%	$1,723,196	3.39%	$5,805,475	3.57%
Pro rata share of debt of non-consolidated entities(2)(3)	2,807,187	3.87%	1,479,819	3.68%	1,327,368	4.08%
Total	10,335,858	3.62%	3,203,015	3.53%	7,132,843	3.66%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(484,275)		(33,750)		(450,525)
Company's pro rata share of total debt	$9,851,583	3.60%	$3,169,265	3.52%	$6,682,318	3.64%

Debt Covenant Ratios:(4)	Senior Unsecured Notes due 2025		Unsecured Revolving Credit Facilities and Unsecured Term Loan

	Required	Actual	Required	Actual
Total outstanding debt/total assets(5)	Less than 65%	40%	Less than 60%	31%
Secured debt/total assets	Less than 50%	30%	Less than 50%	25%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.89		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.68
Unencumbered assets/unsecured debt	Greater than 150%	529%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	10%
Unencumbered coverage ratio		N/A	Greater than 1.50	8.65

Unencumbered EBITDA (non-GAAP):(5)	Q3 2019
Annualized
New York	$275,704
Other	29,896
Total	$305,600
____________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xiv in the Appendix.

(2)
As a result of the bankruptcy plan of reorganization for Toys "R" Us, Inc. ("Toys") being declared effective and our stock in Toys being canceled, we no longer hold an investment in Toys. Accordingly, no Toys debt is included in our pro rata share of debt of non-consolidated entities.

(3)
Our pro rata share of debt of non-consolidated entities is net of our $63,409 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

(4)
Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(5)
Total assets include EBITDA (as defined) capped at 7.0% under the terms of the senior unsecured notes due 2025 and 6.0% under the terms of the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)	Spread over LIBOR	Interest Rate		2019	2020	2021	2022	2023	Thereafter	Total
PENN11	12/20		3.95%		$—	$450,000	$—	$—	$—	$—	$450,000
Borgata Land	02/21		5.14%		—	—	53,726	—	—	—	53,726
770 Broadway	03/21		2.56%	(2)	—	—	700,000	—	—	—	700,000
909 Third Avenue	05/21		3.91%		—	—	350,000	—	—	—	350,000
555 California Street	09/21		5.10%		—	—	551,749	—	—	—	551,749
theMART	09/21		2.70%		—	—	675,000	—	—	—	675,000
1290 Avenue of the Americas	11/22		3.34%		—	—	—	950,000	—	—	950,000
$1.25 Billion unsecured revolving credit facility	01/23	L+100	3.05%		—	—	—	—	80,000	—	80,000
$750 Million unsecured term loan	02/24		3.87%	(3)	—	—	—	—	—	750,000	750,000
435 Seventh Avenue - retail	02/24	L+130	3.37%		—	—	—	—	—	95,696	95,696
$1.5 Billion unsecured revolving credit facility	03/24	L+90	2.95%	(4)	—	—	—	—	—	575,000	575,000
150 West 34th Street	05/24	L+188	3.92%		—	—	—	—	—	205,000	205,000
606 Broadway	09/24	L+180	3.85%		—	—	—	—	—	67,500	67,500
33-00 Northern Boulevard	01/25		4.14%	(5)	—	—	—	—	—	100,000	100,000
Senior unsecured notes due 2025	01/25		3.50%		—	—	—	—	—	450,000	450,000
4 Union Square South - retail	08/25	L+140	3.50%		—	—	—	—	—	120,000	120,000
888 Seventh Avenue	12/25		3.25%	(6)	—	—	—	—	—	375,000	375,000
100 West 33rd Street - office and retail	04/26	L+155	3.62%		—	—	—	—	—	580,000	580,000
350 Park Avenue	01/27		3.92%		—	—	—	—	—	400,000	400,000
					$—	$450,000	$2,330,475	$950,000	$80,000	$3,718,196	$7,528,671

Weighted average rate					—%	3.95%	3.46%	3.34%	3.05%	3.57%	3.53%

Fixed rate debt					$—	$450,000	$2,330,475	$950,000	$—	$2,075,000	$5,805,475
Fixed weighted average rate expiring					—%	3.95%	3.46%	3.34%	—%	3.70%	3.57%
Floating rate debt					$—	$—	$—	$—	$80,000	$1,643,196	$1,723,196
Floating weighted average rate expiring					—%	—%	—%	—%	3.05%	3.41%	3.39%
____________________

(1)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)	Pursuant to an existing swap agreement, the loan bears interest at 2.56% through September 2020. The rate was swapped from LIBOR plus 1.75% (3.79% as of September 30, 2019).

(3)	Pursuant to an existing swap agreement, the loan bears interest at 3.87% through October 2023. The rate was swapped from LIBOR plus 1.00% (3.04% as of September 30, 2019).

(4)	On September 27, 2019, we drew $575,000 to pay down our PENN2 mortgage loan which was scheduled to mature in December 2019.

(5)	Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (3.85% as of September 30, 2019).

(6)	Pursuant to an existing swap agreement, the loan bears interest at 3.25% through December 2020. The rate was swapped from LIBOR plus 1.70% (3.73% as of September 30, 2019).

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at September 30, 2019	Company's Carrying Amount		Company's Pro rata Share of Debt(1)		100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over LIBOR	Interest Rate
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$3,308,363		$461,461		$950,000	Various	Various	Various

Alexander's	Office/Retail	32.4%	101,228		315,847	(3)	974,836	Various	Various	Various

Partially owned office buildings/land:
One Park Avenue	Office/Retail	55.0%	138,117		165,000		300,000	03/21	L+175	3.79%
650 Madison Avenue	Office/Retail	20.1%	103,686		161,024		800,000	10/20	N/A	4.39%
280 Park Avenue	Office/Retail	50.0%	102,010		600,000		1,200,000	09/24	L+173	3.77%
512 West 22nd Street	Office	55.0%	60,224		58,533		106,425	06/24	L+200	4.05%
West 57th Street properties	Office/Retail/Land	50.0%	43,833		10,000		20,000	12/22	L+160	3.70%
825 Seventh Avenue	Office/Retail	50.0%	9,775		14,441		28,882	07/23	L+165	3.78%
61 Ninth Avenue	Office/Retail	45.1%	6,044		75,543		167,500	01/26	L+135	3.40%
Other	Office/Retail	Various	4,098		17,465		50,150	Various	Various	Various

Other equity method investments:
Independence Plaza	Residential/Retail	50.1%	65,552		338,175		675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	31,731		19,716		39,111	06/22	L+195	4.04%
Other	Various	Various	49,159		99,107		643,112	Various	Various	Various
			$4,023,820		$2,336,312		$5,955,016

7 West 34th Street	Office/Retail	53.0%	(52,222)	(4)	159,000		300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(5,814)	(4)	311,875		625,000	12/26	N/A	4.55%
			$(58,036)		$470,875		$925,000
____________________

(1)
Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.

(2)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(3)
Net of our $63,409 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

(4)	Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at September 30, 2019	Our Share of Net Income (Loss) for the Three Months Ended September 30,		Our Share of NOI (non-GAAP) for the Three Months Ended September 30,
		2019	2018	2019	2018
Joint Venture Name
New York:
Fifth Avenue and Times Square JV(1):
Equity in net income	51.5%	$9,891	$—	$35,584	$—
Return on preferred equity, net of our share of the expense		9,545	—	—	—
		19,436	—	35,584	—
Alexander's	32.4%	5,393	4,278	11,269	10,626
280 Park Avenue	50.0%	(2,130)	(1,632)	8,734	9,688
One Park Avenue	55.0%	1,765	1,426	5,319	4,877
7 West 34th Street	53.0%	1,003	946	3,500	3,354
650 Madison Avenue	20.1%	(860)	(1,268)	2,829	2,334
Independence Plaza	50.1%	(561)	(1,139)	6,455	5,916
85 Tenth Avenue	49.9%	(559)	(629)	4,762	4,487
61 Ninth Avenue	45.1%	558	623	1,873	827
512 West 22nd Street	55.0%	146	8	779	688
West 57th Street properties	50.0%	(102)	(77)	259	212
330 Madison Avenue(2)	N/A	45	652	268	2,765
Other, net	Various	(408)	701	1,018	1,405
		23,726	3,889	82,649	47,179

Other:
Alexander's corporate fee income	32.4%	1,299	1,149	720	541
Rosslyn Plaza	43.7% to 50.4%	68	(58)	1,238	1,135
UE(3)	N/A	—	2,763	—	2,859
PREIT(4)	N/A	—	(616)	—	5,119
666 Fifth Avenue Office Condominium(5)	N/A	—	(112)	—	1,737
Other, net	Various	853	191	1,417	1,524
		2,220	3,317	3,375	12,915

Total		$25,946	$7,206	$86,024	$60,094
____________________

(1)	Completed on April 18, 2019.

(2)	Sold on July 11, 2019.

(3)	Sold on March 4, 2019.

(4)	On March 12, 2019, we converted all of our PREIT operating partnership units into common shares and began accounting for our investment as a marketable security.

(5)	Sold on August 3, 2018.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at September 30, 2019	Our Share of Net Income (Loss) for the Nine Months Ended September 30,				Our Share of NOI (non-GAAP) for the Nine Months Ended September 30,
		2019		2018		2019	2018
Joint Venture Name
New York:
Fifth Avenue and Times Square JV(1):
Equity in net income	51.5%	$21,108		$—		$66,770	$—
Return on preferred equity, net of our share of the expense		18,131		—		—	—
		39,239		—		66,770	—
Alexander's	32.4%	14,707		7,215	(2)	33,699	34,110
280 Park Avenue	50.0%	(8,615)	(3)	(3,381)		25,824	29,016
One Park Avenue	55.0%	4,912		(1,732)	(4)	15,815	15,179
7 West 34th Street	53.0%	2,801		2,834		10,307	10,057
650 Madison Avenue	20.1%	(2,761)		(2,892)		8,239	7,865
330 Madison Avenue(5)	N/A	1,333		2,081		5,669	8,337
61 Ninth Avenue	45.1%	1,018		1,080		4,583	1,372
Independence Plaza	50.1%	(789)		1,369		20,172	19,932
West 57th Street properties	50.0%	(294)		(244)		769	639
512 West 22nd Street	55.0%	68		25		2,203	1,947
85 Tenth Avenue	49.9%	4		(1,372)		14,730	13,921
Other, net	Various	(1,371)		199		2,614	4,355
		50,252		5,182		211,394	146,730

Other:
Alexander's corporate fee income	32.4%	3,478		3,378		1,736	2,296
UE(6)	N/A	773		3,234		4,902	8,624
Rosslyn Plaza	43.7% to 50.4%	470		(56)		4,023	3,469
PREIT(7)	N/A	51		(2,113)		9,824	15,349
666 Fifth Avenue Office Condominium(8)	N/A	—		(4,873)		—	12,145
Other, net	Various	1,115		1,307		4,521	4,746
		5,887		877		25,006	46,629

Total		$56,139		$6,059		$236,400	$193,359
____________________

(1)	Completed on April 18, 2019.

(2)
Includes our $7,708 share of Alexander's disputed additional transfer tax related to the November 2012 sale of Kings Plaza Regional Shopping Center based on the precedent established by the New York City Tax Appeals Tribunal (the "Tax Tribunal") decision regarding One Park Avenue. See note below.

(3)	Includes a $1,079 reduction in income from the non-cash write-off of straight-line rent receivable related to the Four Seasons Restaurant.

(4)
Includes our $4,978 share of disputed additional transfer tax recorded in the first quarter of 2018 related to the March 2011 acquisition of One Park Avenue as a result of the Tax Tribunal's decision. We appealed the Tax Tribunal's decision to the New York State Supreme Court, Appellate Division, First Department ("Appellate Division"). Our appeal was heard on April 2, 2019, and on April 25, 2019 the Appellate Division entered an unanimous decision and order that confirmed the decision of the Tax Tribunal and dismissed our appeal. On June 20, 2019, we filed a motion to reargue the Appellate Division's decision with the appellate court.

(5)	Sold on July 11, 2019.

(6)	Sold on March 4, 2019.

(7)	On March 12, 2019, we converted all of our PREIT operating partnership units into common shares and began accounting for our investment as a marketable security.

(8)	Sold on August 3, 2018.

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF SEPTEMBER 30, 2019 (unaudited)
(Amounts in thousands, except square feet)
		Property Rentable Sq. Ft.							Projected Incremental Cash Yield
Active Penn District Projects	Segment		Budget(1)		Amount Expended	Remainder to be Expended		Stabilization Year
Farley (95% interest)	New York	845,000	1,030,000	(2)	528,080	501,920		2022	7.4%
PENN2 - as expanded	New York	1,795,000	750,000		34,372	715,628		2024	8.4%
PENN1(3)	New York	2,544,000	325,000		57,355	267,645		N/A	13.5%(3)(4)
Districtwide Improvements	New York	N/A	100,000		5,372	94,628		N/A	N/A
Total Active Penn District Projects			2,205,000		625,179	1,579,821	(5)		8.3%
___________________

(1)	Excluding debt and equity carry.

(2)	Net of anticipated historic tax credits.

(3)
Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 13.5% projected return is before the ground rent reset in 2023, which may be material.

(4)	Achieved as existing leases roll; average remaining lease term 5.0 years.

(5)	Expected to be funded from our balance sheet, principally from 220 CPS net sales proceeds.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

OTHER DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF SEPTEMBER 30, 2019 (unaudited)
(Amounts in thousands, except square feet)
		Property Rentable Sq. Ft.					Stabilization Year
Other Active Projects	Segment		Budget	Amount Expended		Remainder to be Expended
220 CPS - residential condominiums	Other	397,000	1,400,000	1,337,441	(1)	62,559	N/A
345 Montgomery Street (555 California Street) (70% interest)	Other	78,000	32,000	27,832		4,168	2020
825 Seventh Avenue - office (50% interest)	New York	165,000	15,000	11,311		3,689	2021
Total Other Projects			1,447,000	1,376,584		70,416

Future Opportunities	Segment	Property Zoning Sq. Ft.
Penn District - multiple opportunities - office/residential/retail	New York
Hotel Pennsylvania	New York	2,052,000
260 Eleventh Avenue - office(2)	New York	280,000

Undeveloped Land
29, 31, 33 West 57th Street (50% interest)	New York	150,000
484, 486 Eighth Avenue and 265, 267 West 34th Street	New York	125,000
527 West Kinzie, Chicago	Other	330,000
Rego Park III (32.4% interest)	New York
Total undeveloped land		605,000
____________________

(1)	Excludes land and acquisition costs of 515,426.

(2)	The building is subject to a ground lease which expires in 2114.

There can be no assurance that the above projects will be completed, completed on schedule or within budget.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)

	Nine Months Ended September 30, 2019	Year Ended December 31,
		2018	2017
Amounts paid for capital expenditures:
Expenditures to maintain assets	$75,190	$92,386	$111,629
Tenant improvements	78,738	100,191	128,287
Leasing commissions	17,051	33,254	36,447
Recurring tenant improvements, leasing commissions and other capital expenditures	170,979	225,831	276,363
Non-recurring capital expenditures	26,393	43,135	35,149
Total capital expenditures and leasing commissions	$197,372	$268,966	$311,512

	Nine Months Ended September 30, 2019	Year Ended December 31,
		2018	2017
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail Building	$190,991	$18,995	$—
220 CPS	142,439	295,827	265,791
PENN1	34,476	8,856	1,462
345 Montgomery Street	18,844	18,187	5,950
PENN2	17,404	16,288	2,021
606 Broadway	7,181	15,959	15,997
1535 Broadway	1,031	8,645	1,982
Other	35,915	35,429	62,649	(1)
	$448,281	$418,186	$355,852
____________________

(1)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)

	Nine Months Ended September 30, 2019	Year Ended December 31,
		2018	2017
Amounts paid for capital expenditures:
Expenditures to maintain assets	$66,061	$70,954	$79,567
Tenant improvements	67,503	76,187	83,639
Leasing commissions	15,251	29,435	26,114
Recurring tenant improvements, leasing commissions and other capital expenditures	148,815	176,576	189,320
Non-recurring capital expenditures	24,588	31,381	27,762
Total capital expenditures and leasing commissions	$173,403	$207,957	$217,082

	Nine Months Ended September 30, 2019	Year Ended December 31,
		2018	2017
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail Building	$190,991	$18,995	$—
PENN1	34,476	8,856	1,462
PENN2	17,404	16,288	2,021
606 Broadway	7,181	15,959	15,997
1535 Broadway	1,031	8,645	1,982
Other	30,488	20,372	21,912
	$281,571	$89,115	$43,374

CAPITAL EXPENDITURES,TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
theMART
(Amounts in thousands)
	Nine Months Ended September 30, 2019	Year Ended December 31,
		2018	2017
Amounts paid for capital expenditures:
Expenditures to maintain assets	$6,720	$13,282	$12,772
Tenant improvements	8,021	15,106	8,730
Leasing commissions	714	459	1,701
Recurring tenant improvements, leasing commissions and other capital expenditures	15,455	28,847	23,203
Non-recurring capital expenditures	166	260	—
Total capital expenditures and leasing commissions	$15,621	$29,107	$23,203

	Nine Months Ended September 30, 2019	Year Ended December 31,
		2018	2017
Amounts paid for development and redevelopment expenditures:
Common area enhancements	$71	$51	$5,342
Other	1,539	10,739	799
	$1,610	$10,790	$6,141

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)

	Nine Months Ended September 30, 2019	Year Ended December 31,
		2018	2017
Amounts paid for capital expenditures:
Expenditures to maintain assets	$2,409	$8,150	$9,689
Tenant improvements	3,214	8,898	19,327
Leasing commissions	1,086	3,360	1,330
Recurring tenant improvements, leasing commissions and other capital expenditures	6,709	20,408	30,346
Non-recurring capital expenditures	1,639	11,494	7,159
Total capital expenditures and leasing commissions	$8,348	$31,902	$37,505

	Nine Months Ended September 30, 2019	Year Ended December 31,
		2018	2017
Amounts paid for development and redevelopment expenditures:
345 Montgomery Street	$18,844	$18,187	$5,950
Other	3,817	445	6,465
	$22,661	$18,632	$12,415

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
OTHER
(Amounts in thousands)

	Nine Months Ended September 30, 2019	Year Ended December 31,
		2018	2017
Amounts paid for development and redevelopment expenditures:
220 CPS	$142,439	$295,827	$265,791
Other	—	3,822	28,131	(1)
	$142,439	$299,649	$293,922
____________________

(1)	Primarily relates to our former Washington, DC segment which was spun-off on July 17, 2017.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,686	17,621	1,429	16,009	—	183	—
Retail	2,710	2,241	282	—	1,959	—	—
Residential - 1,679 units	1,533	800	7	—	—	—	793
Alexander's (32.4% interest), including 312 residential units	2,449	793	63	288	356	—	86
Hotel Pennsylvania	1,400	1,400	—	—	—	—	1,400
	28,778	22,855	1,781	16,297	2,315	183	2,279

Other:
theMART	3,693	3,684	—	2,046	105	1,533	—
555 California Street (70% interest)	1,819	1,273	55	1,185	33	—	—
Other	2,831	1,332	140	212	869	—	111
	8,343	6,289	195	3,443	1,007	1,533	111

Total square feet at September 30, 2019	37,121	29,144	1,976	19,740	3,322	1,716	2,390

Total square feet at June 30, 2019	38,013	29,397	1,789	20,031	3,468	1,716	2,393

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,669	10	4,875
theMART	558	4	1,637
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at September 30, 2019	2,806	19	8,059

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share(1)	Annualized Revenues At Share (non-GAAP)(1)	% of Annualized Revenues At Share (non-GAAP)(2)
Facebook	757,653	$77,238	3.4%
IPG and affiliates	967,552	65,657	2.9%
Macy's	646,434	38,404	1.7%
Bloomberg L.P.	303,147	36,029	1.6%
Google/Motorola Mobility (guaranteed by Google)	728,483	35,302	1.6%
AXA Equitable Life Insurance	336,646	33,250	1.5%
Oath (Verizon)	327,138	31,928	1.4%
Ziff Brothers Investments, Inc.	287,030	31,535	1.4%
McGraw-Hill Companies, Inc.	479,557	30,812	1.4%
Swatch Group USA(3)	14,950	29,051	1.3%
Amazon (including its Whole Foods subsidiary)	310,272	27,509	1.2%
The City of New York	563,545	25,194	1.1%
AMC Networks, Inc.	326,061	23,920	1.1%
Neuberger Berman Group LLC	288,325	23,290	1.0%
Forever 21(3)(4)	112,468	22,998	1.0%
Madison Square Garden and affiliates	342,822	22,940	1.0%
JCPenney	426,370	22,454	1.0%
Bank of America	254,033	22,389	1.0%
New York University	347,948	20,690	0.9%
PwC	241,196	17,731	0.8%
Victoria's Secret (guaranteed by L Brands, Inc.)(3)	33,164	17,656	0.8%
U.S. Government	578,711	14,313	0.6%
Information Builders, Inc.	210,978	13,360	0.6%
Fast Retailing (Uniqlo)(3)	47,181	12,817	0.6%
Cushman & Wakefield	127,314	11,982	0.5%
New York & Company, Inc.	201,688	11,779	0.5%
Kmart Corporation	223,741	11,459	0.5%
Hollister(3)	11,306	10,923	0.5%
Foot Locker	149,987	10,668	0.5%
Forest Laboratories	168,673	10,651	0.5%
			33.9%
____________________

(1)	Includes leases not yet commenced.

(2)	See reconciliation of our annualized revenue at share on page xiv in the Appendix.

(3)	Tenant annualized revenues adjusted to reflect the transfer of the 45.4% interest in Fifth Avenue and Times Square JV.

(4)	On September 29, 2019, Forever 21 filed for Chapter 11 bankruptcy protection.

OCCUPANCY (unaudited)

	New York	theMART	555 California Street
Occupancy rate at:
September 30, 2019	96.8%	95.0%	100.0%
June 30, 2019	96.5%	94.8%	99.5%
December 31, 2018	97.0%	94.7%	99.4%
September 30, 2018	97.3%	95.5%	99.4%

RESIDENTIAL STATISTICS in service (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
September 30, 2019	1,991	955	96.8%	$3,879
June 30, 2019	1,995	959	95.9%	$3,837
December 31, 2018	1,999	963	96.6%	$3,803
September 30, 2018	1,999	963	96.7%	$3,775

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
Penn District:
PENN1
(ground leased through 2098)**								Cisco, WSP USA, Symantec Corporation,
-Office	100.0%	91.8%	$69.15	2,273,000	2,104,000	169,000		United Healthcare Services, Inc., Siemens Mobility
								Bank of America, Kmart Corporation,
-Retail	100.0%	95.0%	126.42	271,000	244,000	27,000		Shake Shack, Starbucks
	100.0%	92.1%	75.25	2,544,000	2,348,000	196,000	$—

PENN2								EMC, Information Builders, Inc.,
-Office	100.0%	100.0%	63.88	1,591,000	1,197,000	394,000		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	100.0%	219.87	45,000	39,000	6,000		Chase Manhattan Bank
	100.0%	100.0%	68.17	1,636,000	1,236,000	400,000	—

PENN11
-Office	100.0%	100.0%	62.59	1,113,000	1,113,000	—		Macy's, Madison Square Garden, AMC Networks, Inc.
								PNC Bank National Association, Starbucks,
-Retail	100.0%	95.2%	138.32	40,000	40,000	—		Madison Square Garden
	100.0%	99.8%	65.22	1,153,000	1,153,000	—	450,000

100 West 33rd Street
-Office	100.0%	100.0%	69.39	859,000	859,000	—	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	99.0%	131.17	256,000	256,000	—	181,598	JCPenney, Aeropostale, Express, Starbucks, Rose Mansion

330 West 34th Street
(ground leased through 2149 -
34.8% ownership interest in the land)**								New York & Company, Inc., Structure Tone,
-Office	100.0%	100.0%	65.18	703,000	703,000	—		Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	63.0%	126.88	21,000	21,000	—		Starbucks, Ballast Point*
	100.0%	98.9%	65.18	724,000	724,000	—	50,150 (3)

435 Seventh Avenue
-Retail	100.0%	100.0%	187.82	43,000	43,000	—	95,696	Forever 21

7 West 34th Street
-Office	53.0%	100.0%	70.98	458,000	458,000	—		Amazon
-Retail	53.0%	89.3%	342.89	19,000	19,000	—		Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	99.6%	81.81	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	283.80	10,000	10,000	—	—

488 Eighth Avenue
-Retail	100.0%	100.0%	90.32	6,000	6,000	—	—

138-142 West 32nd Street
-Retail	100.0%	100.0%	113.14	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	78,000	78,000	—	205,000	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)		Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Penn District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$99.01		3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	55.08		23,000	23,000	—	—

Total Penn District					7,820,000	7,224,000	596,000	1,680,846
Midtown East:
909 Third Avenue
(ground leased through 2063)**									IPG and affiliates, Forest Laboratories,
-Office	100.0%	98.6%	65.78	(4)	1,352,000	1,352,000	—	350,000	Geller & Company, Morrison Cohen LLP,
									United States Post Office, Thomson Reuters LLC, Sard Verbinnen*

150 East 58th Street
(ground leased through 2118)**
-Office	100.0%	97.9%	77.70		540,000	540,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	13.1%	17.86		3,000	3,000	—
	100.0%	97.4%	77.37		543,000	543,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	143.56		23,000	23,000	—	—	New York & Company, Inc., Jonathan Adler, Orangetheory Fitness*,
									Casper*
966 Third Avenue
-Retail	100.0%	100.0%	107.88		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	165.23		7,000	7,000	—	—	Wells Fargo

Total Midtown East					1,932,000	1,932,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**									Axon Capital LP, Lone Star US Acquisitions LLC,
-Office	100.0%	92.6%	92.12		870,000	870,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	309.08		15,000	15,000	—		Redeye Grill L.P.
	100.0%	92.8%	95.80		885,000	885,000	—	375,000

57th Street - 2 buildings
-Office	50.0%	72.4%	48.83		81,000	81,000	—		Various
-Retail	50.0%	100.0%	140.39		22,000	22,000	—
	50.0%	78.3%	68.38		103,000	103,000	—	20,000

Total Midtown West					988,000	988,000	—	395,000

Park Avenue:
280 Park Avenue									Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	93.0%	103.48		1,234,000	1,234,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	16.8%	259.70		26,000	26,000	—		Scottrade Inc., Starbucks
	50.0%	91.4%	106.71		1,260,000	1,260,000	—	1,200,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property		In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue (Continued):
350 Park Avenue									Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	97.7%	$111.12	553,000		553,000	—		MFA Financial Inc., M&T Bank
-Retail	100.0%	100.0%	275.37	18,000		18,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%	97.8%	116.30	571,000		571,000	—	$400,000

Total Park Avenue				1,831,000		1,831,000	—	1,600,000
Grand Central:
90 Park Avenue									Alston & Bird, Capital One, PwC, MassMutual*,
-Office	100.0%	99.3%	78.89	938,000		938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	154.93	18,000		18,000	—		Citibank, Starbucks
	100.0%	98.8%	80.32	956,000		956,000	—	—

510 Fifth Avenue
-Retail	100.0%	100.0%	162.01	66,000		66,000	—	—	The North Face, Elie Tahari

Total Grand Central				1,022,000		1,022,000	—	—

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	52.0%	95.6%	95.85	246,000		246,000	—		Avolon Aerospace, GCA Savvian Inc.
-Retail	52.0%	100.0%	937.44	69,000		69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	52.0%	96.5%	280.20	315,000		315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	486.70	114,000	(5)	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	91.5%	86.61	302,000		302,000	—		Cosmetech Mably Int'l LLC.
-Retail	100.0%	39.2%	1,315.73	29,000		29,000	—		Coach
	100.0%	86.9%	194.30	331,000		331,000	—	—

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Sotheby's International Realty, Inc.*,
-Office	20.1%	97.9%	114.64	564,000		564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	87.4%	1,060.23	36,000		36,000	—		Moncler USA Inc., Tod's, Celine, Domenico Vacca*
	20.1%	97.3%	171.37	600,000		600,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	90.94	81,000		81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	9.3%	3,619.66	17,000		17,000	—		MAC Cosmetics
	52.0%	84.3%	703.07	98,000		98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	272.52	57,000		57,000	—	—	Ferragamo

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Madison/Fifth (Continued):
697-703 Fifth Avenue
-Retail	44.8%	100.0%	$2,979.07	26,000	26,000	—	$450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,541,000	1,541,000		1,750,000
Midtown South:
770 Broadway
-Office	100.0%	100.0%	99.80	1,077,000	1,077,000	—		Facebook, Oath (Verizon)
-Retail	100.0%	92.5%	62.79	105,000	105,000	—		Bank of America, Kmart Corporation
	100.0%	99.3%	96.51	1,182,000	1,182,000	—	700,000

One Park Avenue								New York University, Clarins USA Inc.,
								BMG Rights Management, Robert A.M. Stern Architect,
-Office	55.0%	100.0%	59.81	865,000	865,000	—		automotiveMastermind
-Retail	55.0%	100.0%	87.50	78,000	78,000	—		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%	100.0%	62.10	943,000	943,000	—	300,000

4 Union Square South								Burlington, Whole Foods Market, DSW,
-Retail	100.0%	100.0%	117.55	206,000	206,000	—	120,000	Forever 21

692 Broadway
-Retail	100.0%	100.0%	96.47	36,000	36,000	—	—	Equinox, Oath (Verizon)

Total Midtown South				2,367,000	2,367,000	—	1,120,000

Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick, Cella, Harper & Scinto,
-Office	70.0%	98.4%	84.27	2,043,000	2,043,000	—		Columbia University, LinkLaters*
-Retail	70.0%	100.0%	189.96	75,000	75,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	98.4%	88.02	2,118,000	2,118,000	—	950,000

608 Fifth Avenue
(ground leased through 2033)**
-Office	100.0%	92.4%	78.75	93,000	93,000	—
-Retail	100.0%	—	—	44,000	—	44,000
	100.0%	92.4%	78.75	137,000	93,000	44,000	—

Total Rockefeller Center				2,255,000	2,211,000	44,000	950,000
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	77.2%	52.53	246,000	246,000	—		Market News International Inc., Fortune Media Group
-Retail	100.0%	100.0%	118.70	5,000	5,000	—		TD Bank
	100.0%	77.7%	53.85	251,000	251,000	—	—

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	439.85	65,000	15,000	50,000		Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	—
	100.0%	100.0%		85,000	35,000	50,000	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Soho (Continued):
606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	$115.00	30,000	30,000	—		WeWork
-Retail	50.0%	100.0%	669.56	5,000	3,000	2,000		HSBC
	50.0%	100.0%	194.22	35,000	33,000	2,000	$67,500

443 Broadway
-Retail	100.0%	100.0%	105.96	16,000	16,000	—	—	Necessary Clothing

304 Canal Street
-Retail	100.0%	—	—	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%	—	9,000	9,000	—
	100.0%	69.2%	—	13,000	13,000	—	—

334 Canal Street
-Retail	100.0%	100.0%	103.21	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%	—	11,000	11,000	—
	100.0%	100.0%		15,000	15,000	—	—

155 Spring Street
-Retail	100.0%	98.7%	130.76	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	195.53	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	100.0%	294.27	6,000	6,000	—		Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—
	100.0%	100.0%		7,000	7,000	—	—

Total Soho				229,000	177,000	52,000	67,500

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	52.0%	100.0%	287.85	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	95.3%	1,052.11	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	13.90	62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	98.0%	392.35	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	89.8%	410.11	18,000	14,000	4,000	—	Gucci, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	522.29	8,000	8,000	—		Berluti
-Residential (8 units)	100.0%	75.0%		5,000	5,000	—
	100.0%	90.4%		13,000	13,000	—	—

759-771 Madison Avenue (40 East 66th)
-Retail	100.0%	42.8%	1,352.60	11,000	11,000	—		John Varvatos
-Residential (5 units)	100.0%	100.0%		12,000	12,000	—
	100.0%	72.7%		23,000	23,000	—	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Upper East Side (Continued):
1131 Third Avenue
-Retail	100.0%	100.0%	$178.61	23,000	23,000	—	$—	Nike, Crunch LLC, J.Jill

Other
-Retail - 2 buildings	100.0%	—	—	15,000	—	15,000
-Residential (8 units)	100.0%	—	—	7,000	—	7,000
	100.0%	—	—	22,000	—	22,000	—

Total Upper East Side				99,000	73,000	26,000	—

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	95.5%	36.28	471,000	471,000	—	100,000	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	52.84	184,000	184,000	—	—	The City of New York

85 Tenth Avenue								Google, General Services Administration,
								Telehouse International Corp., L-3 Communications,
-Office	49.9%	100.0%	89.07	584,000	584,000	—		Moet Hennessy USA. Inc.
-Retail	49.9%	100.0%	84.95	43,000	43,000	—		IL Posto LLC, Toro NYC Restaurant, L'Atelier
	49.9%	100.0%	88.80	627,000	627,000	—	625,000

537 West 26th Street
-Retail	100%	—	—	14,000	14,000	—	—

61 Ninth Avenue
(ground leased through 2115)**
-Office	45.1%	100.0%	117.90	143,000	143,000	—		Aetna Life Insurance Company
-Retail	45.1%	100.0%	316.02	23,000	23,000	—		Starbucks
	45.1%	100.0%	145.35	166,000	166,000	—	167,500

Total Chelsea/Meatpacking District				991,000	991,000	—	792,500

Upper West Side:
50-70 W 93rd Street
-Residential (325 units)	49.9%	96.9%		283,000	283,000	—	79,877

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	96.8%	—	1,185,000	1,185,000	—
-Retail	50.1%	100.0%	65.47	72,000	38,000	34,000		Duane Reade
	50.1%	96.9%	65.47	1,257,000	1,223,000	34,000	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	112.42	8,000	8,000	—	—	Sarabeth's
Total Tribeca				1,265,000	1,231,000	34,000	675,000
New Jersey:
Paramus
-Office	100.0%	87.2%	25.72	129,000	129,000	—	—	Vornado's Administrative Headquarters

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Property under Development:
512 West 22nd Street
-Office	55.0%	—	$—	173,000	—	173,000	$106,425	Warner Media*

Farley Office and Retail Building (ground and building leased through 2116)**
-Office	95.0%	—	—	725,000	—	725,000
-Retail	95.0%	—	—	120,000	—	120,000
	95.0%	—	—	845,000	—	845,000	—

825 Seventh Avenue
-Office	50.0%	—	—	165,000	—	165,000	28,882
-Retail	100.0%	—	—	4,000	—	4,000	—
	51.2%	—	—	169,000	—	169,000	28,882

Total Property under Development				1,187,000	—	1,187,000	135,307

Properties to be Developed:
57th Street (3 properties)
-Office	50.0%	—	—	—	—	—
-Retail	50.0%	—	—	—	—	—
				—	—	—	—

Eighth Avenue and 34th Street (4 properties)
-Retail	100.0%	—	—	—	—	—	—

Total Properties to be Developed				—	—	—	—

New York Office:

Total		96.9%	$78.30	20,686,000	19,060,000	1,626,000	$7,821,359

Vornado's Ownership Interest		96.8%	$76.06	17,621,000	16,192,000	1,429,000	$5,271,208

New York Retail:

Total		95.7%	$236.72	2,710,000	2,404,000	306,000	$1,119,794

Vornado's Ownership Interest		95.9%	$198.80	2,241,000	1,959,000	282,000	$837,580

New York Residential:

Total		95.9%		1,533,000	1,526,000	7,000	$754,877

Vornado's Ownership Interest		96.8%		800,000	793,000	7,000	$378,034

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)		Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$118.85	936,000	936,000	—	$500,000		Bloomberg
-Retail	32.4%	100.0%	214.59	139,000	139,000	—	350,000		Hennes & Mauritz, The Home Depot, The Container Store, Hutong
	32.4%	100.0%	130.60	1,075,000	1,075,000	—	850,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	31.82	343,000	148,000	195,000	—		Burlington, Bed Bath & Beyond, Marshalls, IKEA*

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.2%	44.51	609,000	609,000	—	56,836	(6)	Century 21, Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	18.22	167,000	167,000	—	—		New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	97.4%	—	255,000	255,000	—	—

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA through 2041)**	32.4%	100.0%	—	—	—	—	68,000		IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	—	—	—	—	—	—

Total Alexander's	32.4%	99.5%	80.96	2,449,000	2,254,000	195,000	974,836

Hotel Pennsylvania:
-Hotel (1,700 Rooms)	100.0%			1,400,000	1,400,000	—	—

Total New York		97.0%	$93.69	28,778,000	26,644,000	2,134,000	$10,670,866

Vornado's Ownership Interest		96.8%	$87.57	22,855,000	21,074,000	1,781,000	$6,802,669
____________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)
Weighted average annual rent per square foot for office properties excludes garages and diminimous amounts of storage space. Weighted average annual rent per square foot for retail excludes non-selling space.

(2)	Represents the contractual debt obligations.

(3)	Amount represents debt on land which is owned 34.8% by Vornado.

(4)	Excludes US Post Office leased through 2038 (including three five-year renewal options) for which the annual escalated rent is $13.48 PSF.

(5)	75,000 square feet is leased from 666 Fifth Avenue Office Condominium.

(6)	Net of $195,708 of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

OTHER
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (Razorfish), ANGI Home Services, Inc,
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology, Kellogg Company,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	94.5%	$43.26	2,046,000	2,046,000	—		ConAgra Foods Inc., Allstate Insurance Company,
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	95.6%	53.21	1,533,000	1,533,000	—		Allsteel Inc., Herman Miller Inc., Teknion LLC
-Retail	100.0%	95.8%	55.05	95,000	95,000	—
	100.0%	95.0%	47.73	3,674,000	3,674,000	—	$675,000

Other (2 properties)	50.0%	100.0%	44.25	19,000	19,000	—	31,648

Total theMART		95.0%	$47.71	3,693,000	3,693,000	—	$706,648

Vornado's Ownership Interest		95.0%	$47.71	3,684,000	3,684,000	—	$690,824

555 California Street:
555 California Street	70.0%	100.0%	$80.72	1,506,000	1,506,000	—	$551,749	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	82.45	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Lending Home Corporation, Blue Shield

345 Montgomery Street	70.0%	—	—	78,000	—	78,000	—	Regus*

Total 555 California Street		100.0%	$80.96	1,819,000	1,741,000	78,000	$551,749

Vornado's Ownership Interest		100.0%	$80.96	1,273,000	1,218,000	55,000	$386,224

____________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)**								Barnes & Noble, Hennes & Mauritz,
-Retail	100.0%	100.0%	$260.61	96,000	96,000	—		Sephora, Bank of America
-Residential (39 units)	100.0%	97.4%		59,000	59,000	—
	100.0%			155,000	155,000	—	$142,927

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)**
-Hotel (795 Rooms)
-Retail	75.3%	99.4%	158.27	50,000	50,000	—		New York Sports Club, Krispy Kreme, BHT Broadway
-Office	75.3%	100.0%	50.37	196,000	196,000	—		American Management Association, Open Jar, Association for Computing Machinery*
	75.3%	99.9%	72.30	246,000	246,000	—	270,443

501 Broadway	100.0%	100.0%	291.32	9,000	9,000	—	22,872	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
-Retail	100.0%	65.4%	166.51	51,000	51,000	—		Banana Republic
-Theatre	100.0%	100.0%	42.78	79,000	79,000	—		Regal Cinema
	100.0%	86.5%	77.25	130,000	130,000	—	82,750

Total Real Estate Fund	88.7%	95.7%		540,000	540,000	—	$518,992

Vornado's Ownership Interest	28.6%	96.8%		155,000	155,000	—	$113,048
____________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	62.8%	$45.04	736,000	432,000	—	304,000		Gartner, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	99.5%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$39,111

Fashion Centre Mall	7.5%	96.9%	48.64	868,000	868,000	—	—	410,000	Macy's, Nordstrom

Washington Tower	7.5%	100.0%	50.80	170,000	170,000	—	—	40,000	Computer Science Corp.

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	32.00	676,000	233,000	443,000	—	—	JCPenney, Costco, Dick's Sporting Goods,
									Nordstrom Rack, 24 Hour Fitness

Maryland:

Annapolis (ground and building leased through 2042)**	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		91.7%	$40.52	2,831,000	2,084,000	443,000	304,000	$489,111

Vornado's Ownership Interest		92.9%	$31.98	1,332,000	749,000	443,000	140,000	$53,466
____________________
**    Term assumes all renewal options exercised, if applicable.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.

(2)	Owned by tenant on land leased from the company.

(3)	Represents the contractual debt obligations.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	Vice Chairman
Michael J. Franco	President
Joseph Macnow	Executive Vice President - Chief Financial Officer and Chief Administrative Officer
Haim Chera	Executive Vice President - Head of Retail
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate

RESEARCH COVERAGE - EQUITY

James Feldman/Alexander Pernokas	Steve Sakwa/Jason Green	Nicholas Yulico/Joshua Burr
Bank of America/Merrill Lynch	Evercore ISI	Scotia Capital (USA) Inc
646-855-5808/646-556-3329	212-446-9462/212-446-9449	212-225-6904/212-225-5415

Ross Smotrich/Upal Rana	Daniel Ismail/Dylan Burzinski	John W. Guinee/Aaron Wolf
Barclays Capital	Green Street Advisors	Stifel Nicolaus & Company
212-526-2306/212-526-4887	949-640-8780	443-224-1307/443-224-1206

John P. Kim/Frank Lee	Anthony Paolone/Ray Zhong	Michael Lewis/Alexei Siniakov
BMO Capital Markets	JP Morgan	SunTrust Robinson Humphrey
212-885-4115/415-591-2129	212-622-6682/212-622-5411	212-319-5659/212-590-0986

Michael Bilerman/Emmanuel Korchman	Vikram Malhotra/Adam J. Gabalski
Citi	Morgan Stanley
212-816-1383/212-816-1382	212-761-7064/212-761-8051

Derek Johnston/Tom Hennessy	Alexander Goldfarb/Daniel Santos
Deutsche Bank	Sandler O'Neill
904-520-4973/212-250-4063	212-466-7937/212-466-7927

RESEARCH COVERAGE - DEBT

Andrew Molloy	Jesse Rosenthal
Bank of America/Merrill Lynch	CreditSights
646-855-6435	212-340-3816

Thierry Perrein	Mark Streeter
Wells Fargo Securities	JP Morgan
704-410-3262	212-834-5086

Research Coverage - Equity and Debt is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") - NOI represents total revenues less operating expenses. We consider NOI to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI should not be considered a substitute for net income. NOI may not be comparable to similarly titled measures employed by other companies. We calculate NOI on an Operating Partnership basis which is before allocation to the noncontrolling interest of the Operating Partnership.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciable real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
In accordance with the NAREIT December 2018 restated definition of FFO, we have elected to exclude the mark-to-market adjustments of marketable equity securities from the calculation of FFO. FFO for the three months ended September 30, 2018 has been adjusted to exclude the $7,966,000, or $0.04 per share, decrease in fair value of marketable equity securities previously reported. FFO for the nine months ended September 30, 2018 has been adjusted to exclude the $26,602,000, or $0.13 per share, decrease in fair value of marketable equity securities previously reported.

Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Nine Months Ended September 30,
		September 30,		June 30, 2019
		2019	2018		2019	2018
Net income attributable to common shareholders	(A)	$322,906	$190,645	$2,400,195	$2,904,589	$284,338
Per diluted share		$1.69	$1.00	$12.56	$15.20	$1.49
Certain (income) expense items that impact net income attributable to common shareholders:
Net gains on sale of real estate (primarily our 25% interest in 330 Madison Avenue in 2019)		$(178,769)	$(3,350)	$—	$(178,769)	$(27,786)
After-tax net gain on sale of 220 CPS condominium units		(109,035)	—	(88,921)	(328,910)	—
Mark-to-market decrease (increase) in PREIT common shares (accounted for as a marketable security from March 12, 2019)		4,875	—	(1,313)	19,211	—
Our share of (income) loss from real estate fund investments		(1,455)	748	20,758	22,207	(617)
Net gain on sale of our ownership interests in 666 Fifth Avenue Office Condominium		—	(134,032)	—	—	(134,032)
Mark-to-market decrease (increase) in Lexington common shares (sold on March 1, 2019)		—	7,942	—	(16,068)	24,934
Previously capitalized internal leasing costs(1)		—	(1,444)	—	—	(3,883)
Net gain on transfer to Fifth Avenue and Times Square retail JV, net of $11,945 attributable to noncontrolling interests		—	—	(2,559,154)	(2,559,154)	—
Non-cash impairment losses and related write-offs, substantially 608 Fifth Avenue		—	—	108,592	108,592	—
Net gain from sale of UE common shares (sold on March 4, 2019)		—	—	—	(62,395)	—
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		—	—	—	22,540	—
Our share of disputed additional New York City transfer taxes		—	—	—	—	23,503
Preferred share issuance costs		—	—	—	—	14,486
Other		(4,811)	(4,035)	2,802	(857)	2,061
		(289,195)	(134,171)	(2,517,236)	(2,973,603)	(101,334)
Noncontrolling interests' share of above adjustments		18,913	8,332	159,593	189,386	6,303
Total of certain (income) expense items that impact net income attributable to common shareholders	(B)	$(270,282)	$(125,839)	$(2,357,643)	$(2,784,217)	$(95,031)
Per diluted share (non-GAAP)		$(1.41)	$(0.66)	$(12.34)	$(14.57)	$(0.50)

Net income attributable to common shareholders, as adjusted (non-GAAP)	(A+B)	$52,624	$64,806	$42,552	$120,372	$189,307
Per diluted share (non-GAAP)		$0.28	$0.34	$0.22	$0.63	$0.99
____________________________________________________________

(1)
"Net income, as adjusted" for the three and nine months ended September 30, 2018 have been reduced by $1,444 and $3,883, or $0.01 and $0.02 per diluted share, respectively, for previously capitalized internal leasing costs to present 2018 “as adjusted” financial results on a comparable basis with the current year as a result of the January 1, 2019 adoption of a new GAAP accounting standard under which internal leasing costs can no longer be capitalized.

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Nine Months Ended September 30,
		September 30,		June 30, 2019
		2019	2018		2019	2018
Reconciliation of our net income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income attributable to common shareholders	(A)	$322,906	$190,645	$2,400,195	$2,904,589	$284,338
Per diluted share		$1.69	$1.00	$12.56	$15.20	$1.49

FFO adjustments:
Depreciation and amortization of real property		$89,479	$105,015	$105,453	$303,415	$309,024
Net gains on sale of real estate		(178,769)	(133,961)	—	(178,769)	(158,138)
Real estate impairment losses		—	—	31,436	31,436	—
Net gain on transfer to Fifth Avenue and Times Square JV, net of $11,945 attributable to noncontrolling interests		—	—	(2,559,154)	(2,559,154)	—
Net gain from sale of UE common shares (sold on March 4, 2019)		—	—	—	(62,395)	—
Decrease (increase) in fair value of marketable securities:
PREIT		4,875	—	(1,313)	19,211	—
Lexington (sold on March 1, 2019)		—	7,942	—	(16,068)	24,934
Other		(7)	(243)	1	(48)	(133)
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property		37,696	23,688	34,631	97,317	77,282
Net gains on sale of real estate		—	(3,421)	—	—	(3,998)
Decrease in fair value of marketable securities		291	267	1,709	1,988	1,801
		(46,435)	(713)	(2,387,237)	(2,363,067)	250,772
Noncontrolling interests' share of above adjustments		3,024	40	151,357	149,957	(15,517)
FFO adjustments, net	(B)	$(43,411)	$(673)	$(2,235,880)	$(2,213,110)	$235,255

FFO attributable to common shareholders (non-GAAP)	(A+B)	$279,495	$189,972	$164,315	$691,479	$519,593
Convertible preferred share dividends		14	15	14	43	47
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		279,509	189,987	164,329	691,522	519,640
Add back of FFO allocated to noncontrolling interests of the Operating Partnership		18,328	12,181	10,684	44,860	33,197
FFO - OP Basis (non-GAAP)		$297,837	$202,168	$175,013	$736,382	$552,837
FFO per diluted share (non-GAAP)		$1.46	$0.99	$0.86	$3.62	$2.72

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended			For the Nine Months Ended September 30,
		September 30,		June 30, 2019
		2019	2018		2019	2018
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$279,509	$189,987	$164,329	$691,522	$519,640
Per diluted share (non-GAAP)		$1.46	$0.99	$0.86	$3.62	$2.72

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
After-tax net gain on sale of 220 CPS condominium units		$(109,035)	$—	$(88,921)	$(328,910)	$—
Our share of (income) loss from real estate fund investments		(1,455)	748	20,758	22,207	(617)
Previously capitalized internal leasing costs(1)		—	(1,444)	—	—	(3,883)
Non-cash impairment loss and related write-offs on 608 Fifth Avenue		—	—	77,156	77,156	—
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		—	—	—	22,540	—
Our share of disputed additional New York City transfer taxes		—	—	—	—	23,503
Preferred share issuance costs		—	—	—	—	14,486
Other		(5,229)	(5,389)	1,092	(2,931)	(7,854)
		(115,719)	(6,085)	10,085	(209,938)	25,635
Noncontrolling interests' share of above adjustments		7,176	378	(639)	13,352	(1,744)
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	(B)	$(108,543)	$(5,707)	$9,446	$(196,586)	$23,891
Per diluted share (non-GAAP)		$(0.57)	$(0.03)	$0.05	$(1.03)	$0.12

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	(A+B)	$170,966	$184,280	$173,775	$494,936	$543,531
Per diluted share (non-GAAP)		$0.89	$0.96	$0.91	$2.59	$2.84
____________________________________________________________

(1)
"FFO, as adjusted" for the three and nine months ended September 30, 2018 have been reduced by $1,444 and $3,883, or $0.01 and $0.02 per diluted share, respectively, for previously capitalized internal leasing costs to present 2018 “as adjusted” financial results on a comparable basis with the current year as a result of the January 1, 2019 adoption of a new GAAP accounting standard under which internal leasing costs can no longer be capitalized.

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)

		For the Three Months Ended			For the Nine Months Ended September 30,
		September 30,		June 30, 2019
		2019	2018		2019	2018
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$279,509	$189,987	$164,329	$691,522	$519,640

Adjustments to arrive at FAD (non-GAAP):
Recurring tenant improvements, leasing commissions and other capital expenditures		(68,433)	(44,918)	(61,568)	(170,979)	(161,528)
Adjustments to FFO excluding FFO attributable to discontinued operations and sold properties		(115,087)	(5,161)	10,145	(209,383)	28,333
Amortization of acquired below-market leases, net		(4,245)	(9,937)	(4,504)	(14,837)	(30,170)
Amortization of debt issuance costs		4,775	8,348	6,236	18,558	24,486
Stock-based compensation expense		5,871	5,546	10,520	48,045	26,190
Straight-line rentals		4,713	(157)	2,593	8,446	(10,279)
Non real estate depreciation		1,673	1,463	1,571	4,757	4,562
Noncontrolling interests' share of above adjustments		11,186	2,783	2,219	20,059	7,365
FAD adjustments, net	(B)	(159,547)	(42,033)	(32,788)	(295,334)	(111,041)

FAD (non-GAAP)	(A+B)	$119,962	$147,954	$131,541	$396,188	$408,599

FAD payout ratio (1)		104.8%	81.8%	95.7%	95.7%	88.3%
_____________________________________________

(1)
FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2019
	2019	2018		2019	2018
Net income	$363,849	$219,162	$2,596,693	$3,173,586	$324,782
Depreciation and amortization expense	96,437	113,169	113,035	326,181	333,701
General and administrative expense	33,237	31,977	38,872	130,129	108,937
Transaction related costs, impairment losses and other	1,576	2,510	101,590	103,315	16,683
Income from partially owned entities	(25,946)	(7,206)	(22,873)	(56,139)	(6,059)
(Income) loss from real estate fund investments	(2,190)	190	15,803	13,780	37,973
Interest and other investment income, net	(3,045)	(2,893)	(7,840)	(15,930)	(9,401)
Interest and debt expense	61,448	88,951	63,029	226,940	264,774
Net gain on transfer to Fifth Avenue and Times Square JV	—	—	(2,571,099)	(2,571,099)	—
Net gains on disposition of wholly owned and partially owned assets	(309,657)	(141,269)	(111,713)	(641,664)	(164,828)
Income tax expense	23,885	1,943	26,914	80,542	4,964
Loss (income) from discontinued operations	8	(61)	(60)	85	(381)
NOI from partially owned entities	86,024	60,094	82,974	236,400	193,359
NOI attributable to noncontrolling interests in consolidated subsidiaries	(18,096)	(16,943)	(16,416)	(51,915)	(51,415)
NOI at share	307,530	349,624	308,909	954,211	1,053,089
Non cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(4,037)	(8,743)	9,748	530	(39,172)
NOI at share - cash basis	$303,493	$340,881	$318,657	$954,741	$1,013,917

- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
New York	$380,568	$462,446	$188,159	$200,949	$192,409	$261,497	$(314)	$(8,937)	$192,095	$252,560
Other	85,393	79,602	38,200	34,626	47,193	44,976	1,586	429	48,779	45,405
Consolidated total	465,961	542,048	226,359	235,575	239,602	306,473	1,272	(8,508)	240,874	297,965
Noncontrolling interests' share in consolidated subsidiaries	(29,669)	(27,403)	(11,573)	(10,460)	(18,096)	(16,943)	552	112	(17,544)	(16,831)
Our share of partially owned entities	129,873	97,960	43,849	37,866	86,024	60,094	(5,861)	(347)	80,163	59,747
Vornado's share	$566,165	$612,605	$258,635	$262,981	$307,530	$349,624	$(4,037)	$(8,743)	$303,493	$340,881

	For the Three Months Ended June 30, 2019
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$376,381	$187,819	$188,562	$13,308	$201,870
Other	86,722	32,933	53,789	1,492	55,281
Consolidated total	463,103	220,752	242,351	14,800	257,151
Noncontrolling interests' share in consolidated subsidiaries	(26,334)	(9,918)	(16,416)	218	(16,198)
Our share of partially owned entities	124,214	41,240	82,974	(5,270)	77,704
Vornado's share	$560,983	$252,074	$308,909	$9,748	$318,657

	For the Nine Months Ended September 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
New York	$1,200,234	$1,369,482	$574,073	$599,768	$626,161	$769,714	$7,911	$(34,637)	$634,072	$735,077
Other	263,498	250,821	119,933	109,390	143,565	141,431	4,985	251	148,550	141,682
Consolidated total	1,463,732	1,620,303	694,006	709,158	769,726	911,145	12,896	(34,386)	782,622	876,759
Noncontrolling interests' share in consolidated subsidiaries	(84,235)	(81,546)	(32,320)	(30,131)	(51,915)	(51,415)	710	806	(51,205)	(50,609)
Our share of partially owned entities	361,602	320,456	125,202	127,097	236,400	193,359	(13,076)	(5,592)	223,324	187,767
Vornado's share	$1,741,099	$1,859,213	$786,888	$806,124	$954,211	$1,053,089	$530	$(39,172)	$954,741	$1,013,917
___________________________________

(1)	Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.

- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2019 COMPARED TO SEPTEMBER 30, 2018 (unaudited)
(Amounts in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share for the three months ended September 30, 2019	$307,530	$265,484		$24,862	$15,265	$1,919
Less NOI at share from:
Acquisitions	(5)	(5)		—	—	—
Dispositions	(650)	(650)		—	—	—
Development properties	(14,704)	(14,704)		—	—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	(627)	(107)		(520)	—	—
Other non-same store (income) expense, net	(10,222)	(8,410)		(12)	119	(1,919)
Same store NOI at share for the three months ended September 30, 2019	$281,322	$241,608		$24,330	$15,384	$—

NOI at share for the three months ended September 30, 2018	$349,624	$297,328		$25,257	$13,515	$13,524
Less NOI at share from:
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(28,972)	(28,972)		—	—	—
Dispositions	(3,317)	(3,317)		—	—	—
Development properties	(23,256)	(23,242)		—	(14)	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	1,578	1,797		(219)	—	—
Other non-same store (income) expense, net	(16,767)	(3,248)		5	—	(13,524)
Same store NOI at share for the three months ended September 30, 2018	$278,890	$240,346		$25,043	$13,501	$—

Increase (decrease) in same store NOI at share for the three months ended September 30, 2019 compared to September 30, 2018	$2,432	$1,262		$(713)	$1,883	$—

% increase (decrease) in same store NOI at share	0.9%	0.5%	(1)	(2.8)%	13.9%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 1.2%.

- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 COMPARED TO SEPTEMBER 30, 2018 (unaudited)
(Amounts in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share for the nine months ended September 30, 2019	$954,211	$806,544		$79,359	$45,124	$23,184
Less NOI at share from:
Acquisitions	(225)	(225)		—	—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(5,479)	(5,479)		—	—	—
Dispositions	(7,277)	(7,277)		—	—	—
Development properties	(37,806)	(37,806)		—	—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	4,362	4,882		(520)	—	—
Other non-same store (income) expense, net	(28,711)	(3,983)		(1,943)	399	(23,184)
Same store NOI at share for the nine months ended September 30, 2019	$879,075	$756,656		$76,896	$45,523	$—

NOI at share for the nine months ended September 30, 2018	$1,053,089	$881,791		$79,948	$40,686	$50,664
Less NOI at share from:
Acquisitions	(124)	(124)		—	—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(55,337)	(55,337)		—	—	—
Dispositions	(10,288)	(10,288)		—	—	—
Development properties	(53,394)	(53,380)		—	(14)	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	2,394	2,655		(261)	—	—
Other non-same store income, net	(62,284)	(7,188)		(4,432)	—	(50,664)
Same store NOI at share for the nine months ended September 30, 2018	$874,056	$758,129		$75,255	$40,672	$—

Increase (decrease) in same store NOI at share for the nine months ended September 30, 2019 compared to September 30, 2018	$5,019	$(1,473)		$1,641	$4,851	$—

% increase (decrease) in same store NOI at share	0.6%	(0.2)%	(1)	2.2%	11.9%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 0.4%.

- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2019 COMPARED TO JUNE 30, 2019 (unaudited)
(Amounts in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share for the three months ended September 30, 2019	$307,530	$265,484		$24,862	$15,265	$1,919
Less NOI at share from:
Acquisitions	(5)	(5)		—	—	—
Dispositions	(650)	(650)		—	—	—
Development properties	(14,704)	(14,704)		—	—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	(627)	(107)		(520)	—	—
Other non-same store (income) expense, net	(10,220)	(8,408)		(12)	119	(1,919)
Same store NOI at share for the three months ended September 30, 2019	$281,324	$241,610		$24,330	$15,384	$—

NOI at share for the three months ended June 30, 2019	$308,909	$257,702		$30,974	$15,358	$4,875
Less NOI at share from:
Acquisitions	(5)	(5)		—	—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(5,479)	(5,479)		—	—	—
Dispositions	(3,401)	(3,401)		—	—	—
Development properties	(19,698)	(19,698)		—	—	—
Lease termination income, net of write-offs of straight-line receivables and acquired below-market leases, net	2,933	2,933		—	—	—
Other non-same store expense (income), net	214	4,983		(98)	204	(4,875)
Same store NOI at share for the three months ended June 30, 2019	$283,473	$237,035		$30,876	$15,562	$—

(Decrease) increase in same store NOI at share for the three months ended September 30, 2019 compared to June 30, 2019	$(2,149)	$4,575		$(6,546)	$(178)	$—

% (decrease) increase in same store NOI at share	(0.8)%	1.9%	(1)	(21.2)%	(1.1)%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share increased by 2.4%.

- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2019 COMPARED TO SEPTEMBER 30, 2018 (unaudited)
(Amounts in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share - cash basis for the three months ended September 30, 2019	$303,493	$259,924		$26,588	$15,325	$1,656
Less NOI at share - cash basis from:
Acquisitions	(5)	(5)		—	—	—
Dispositions	(690)	(690)		—	—	—
Development properties	(20,306)	(20,306)		—	—	—
Lease termination income	(1,016)	(157)		(859)	—	—
Other non-same store (income) expense, net	(11,280)	(9,658)		(12)	46	(1,656)
Same store NOI at share - cash basis for the three months ended September 30, 2019	$270,196	$229,108		$25,717	$15,371	$—

NOI at share - cash basis for the three months ended September 30, 2018	$340,881	$288,203		$26,234	$13,070	$13,374
Less NOI at share - cash basis from:
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(27,452)	(27,452)		—	—	—
Dispositions	(3,370)	(3,370)		—	—	—
Development properties	(25,061)	(25,047)		—	(14)	—
Lease termination income	(268)	(8)		(260)	—	—
Other non-same store (income) expense, net	(17,319)	(3,950)		5	—	(13,374)
Same store NOI at share - cash basis for the three months ended September 30, 2018	$267,411	$228,376		$25,979	$13,056	$—

Increase (decrease) in same store NOI at share - cash basis for the three months ended September 30, 2019 compared to September 30, 2018	$2,785	$732		$(262)	$2,315	$—

% increase (decrease) in same store NOI at share - cash basis	1.0%	0.3%	(1)	(1.0)%	17.7%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 1.0%.

- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 COMPARED TO SEPTEMBER 30, 2018 (unaudited)
(Amounts in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share - cash basis for the nine months ended September 30, 2019	$954,741	$802,803		$83,484	$45,665	$22,789
Less NOI at share - cash basis from:
Acquisitions	(226)	(226)		—	—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(5,183)	(5,183)		—	—	—
Dispositions	(7,716)	(7,716)		—	—	—
Development properties	(47,597)	(47,597)		—	—	—
Lease termination income	(2,943)	(2,084)		(859)	—	—
Other non-same store (income) expense, net	(39,399)	(14,919)		(1,942)	251	(22,789)
Same store NOI at share - cash basis for the nine months ended September 30, 2019	$851,677	$725,078		$80,683	$45,916	$—

NOI at share - cash basis for the nine months ended September 30, 2018	$1,013,917	$842,630		$81,312	$39,704	$50,271
Less NOI at share - cash basis from:
Acquisitions	(124)	(124)		—	—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(52,184)	(52,184)		—	—	—
Dispositions	(9,933)	(9,933)		—	—	—
Development properties	(57,495)	(57,481)		—	(14)	—
Lease termination income	(1,491)	(1,069)		(422)	—	—
Other non-same store income, net	(63,227)	(8,524)		(4,432)	—	(50,271)
Same store NOI at share - cash basis for the nine months ended September 30, 2018	$829,463	$713,315		$76,458	$39,690	$—

Increase in same store NOI at share - cash basis for the nine months ended September 30, 2019 compared to September 30, 2018	$22,214	$11,763		$4,225	$6,226	$—

% increase in same store NOI at share - cash basis	2.7%	1.6%	(1)	5.5%	15.7%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 2.4%.

- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2019 COMPARED TO JUNE 30, 2019 (unaudited)
(Amounts in thousands)

	Total	New York		theMART	555 California Street	Other
NOI at share - cash basis for the three months ended September 30, 2019	$303,493	$259,924		$26,588	$15,325	$1,656
Less NOI at share - cash basis from:
Acquisitions	(5)	(5)		—	—	—
Dispositions	(690)	(690)		—	—	—
Development properties	(20,306)	(20,306)		—	—	—
Lease termination income	(1,016)	(157)		(859)	—	—
Other non-same store (income) expense, net	(11,280)	(9,658)		(12)	46	(1,656)
Same store NOI at share - cash basis for the three months ended September 30, 2019	$270,196	$229,108		$25,717	$15,371	$—

NOI at share - cash basis for the three months ended June 30, 2019	$318,657	$266,139		$31,984	$15,595	$4,939
Less NOI at share - cash basis from:
Acquisitions	(5)	(5)		—	—	—
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(5,183)	(5,183)		—	—	—
Dispositions	(3,600)	(3,600)		—	—	—
Development properties	(22,438)	(22,438)		—	—	—
Lease termination income	(247)	(247)		—	—	—
Other non-same store (income) expense, net	(9,613)	(4,705)		(98)	129	(4,939)
Same store NOI at share - cash basis for the three months ended June 30, 2019	$277,571	$229,961		$31,886	$15,724	$—

Decrease in same store NOI at share - cash basis for the three months ended September 30, 2019 compared to June 30, 2019	$(7,375)	$(853)		$(6,169)	$(353)	$—

% decrease in same store NOI at share - cash basis	(2.7)%	(0.4)%	(1)	(19.3)%	(2.2)%	—%
____________________

(1)	Excluding Hotel Pennsylvania, same store NOI at share - cash basis increased by 0.1%.

- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF REVENUES (ANNUALIZED) (unaudited)
(Amounts in thousands)

For the Three Months Ended September 30, 2019
Consolidated revenues	$465,961
Noncontrolling interest adjustments	(29,669)
Consolidated revenues at our share (non-GAAP)	436,292
Unconsolidated revenues at our share (non-GAAP)	129,873
Our pro rata share of revenues (non-GAAP)	$566,165
Our pro rata share of revenues (annualized) (non-GAAP)	$2,264,660

RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP) (unaudited)
(Amounts in thousands)

	As of September 30, 2019
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$5,640,895	$32,776	$5,673,671
Senior unsecured notes	445,668	4,332	450,000
$750 Million unsecured term loan	745,585	4,415	750,000
$2.75 Billion unsecured revolving credit facilities	655,000	—	655,000
	$7,487,148	$41,523	$7,528,671

- xiv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME TO EBITDAre (unaudited)
(Amounts in thousands)

EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.

	For the Three Months Ended			For the Nine Months Ended September 30, 2019
	September 30,		June 30, 2019
	2019	2018		2019	2018
Reconciliation of net income to EBITDAre (non-GAAP):
Net income	$363,849	$219,162	$2,596,693	$3,173,586	$324,782
Less net (income) loss attributable to noncontrolling interests in consolidated subsidiaries	(5,774)	(3,312)	(21,451)	(34,045)	31,137
Net income attributable to the Operating Partnership	358,075	215,850	2,575,242	3,139,541	355,919
EBITDAre adjustments at share:
Net gains on sales of depreciable real estate	(178,769)	(137,382)	—	(178,769)	(162,136)
Depreciation and amortization expense	128,848	130,166	141,655	405,489	390,921
Interest and debt expense	87,252	112,917	87,987	303,307	342,023
Income tax expense	24,012	2,072	27,006	80,942	5,206
Net gain on transfer to Fifth Avenue and Times Square JV, net of $11,945 attributable to noncontrolling interests	—	—	(2,559,154)	(2,559,154)	—
Real estate impairment losses	—	—	31,436	31,436	—
EBITDAre at share	419,418	323,623	304,172	1,222,792	931,933
EBITDAre attributable to noncontrolling interests in consolidated subisidiaries	20,309	16,192	20,563	60,681	7,079
EBITDAre (non-GAAP)	$439,727	$339,815	$324,735	$1,283,473	$939,012

- xv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended			For the Nine Months Ended September 30, 2019
	September 30,		June 30, 2019
	2019	2018		2019	2018
EBITDAre (non-GAAP)	$439,727	$339,815	$324,735	$1,283,473	$939,012

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(20,309)	(16,192)	(20,563)	(60,681)	(7,079)

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium units	(130,888)	—	(111,713)	(400,500)	—
Mark-to-market decrease (increase) in PREIT common shares (accounted for as a marketable security from March 12, 2019)	4,875	—	(1,313)	19,211	—
Our share of (income) loss from real estate fund investments	(1,455)	748	20,758	22,207	(617)
Mark-to-market decrease (increase) in Lexington common shares (sold on March 1, 2019)	—	7,942	—	(16,068)	24,934
Previously capitalized internal leasing costs(1)	—	(1,444)	—	—	(3,883)
Non-cash impairment loss and related write-offs on 608 Fifth Avenue	—	—	77,156	77,156	—
Net gain from sale of UE common shares (sold on March 4, 2019)	—	—	—	(62,395)	—
Our share of disputed additional New York City transfer taxes	—	—	—	—	23,503
Other	(5,320)	(7,333)	2,802	(2,495)	(22,315)
Total of certain (income) expense items that impact EBITDAre	(132,788)	(87)	(12,310)	(362,884)	21,622

EBITDAre, as adjusted (non-GAAP)	$286,630	$323,536	$291,862	$859,908	$953,555
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(1)
"EBITDAre, as adjusted" for the three and nine months ended September 30, 2018 have been reduced by $1,444 and $3,883, respectively for previously capitalized internal leasing costs to present 2018 “as adjusted” financial results on a comparable basis with the current year as a result of the January 1, 2019 adoption of a new GAAP accounting standard under which internal leasing costs can no longer be capitalized.

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